UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     TAHYX
                        Class C     PYICX
                        Class R     TYHRX
                        Class Y     TYHYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          47

Notes to Financial Statements                                                 55

Report of Independent Registered Public Accounting Firm                       72

Additional Information                                                        74

Approval of Investment Management Agreement                                   76

Trustees, Officers and Service Providers                                      81

                            Pioneer High Yield Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer High Yield Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short- and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                            Pioneer High Yield Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced Pioneer High Yield Fund's performance for the 12-month period ended October 31, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer), is responsible for the daily management of the Fund. He is assisted by Matthew Shulkin, a vice president and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2018?

A Pioneer High Yield Fund's Class A shares returned 0.21% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmarks, the ICE Bank of America Merrill Lynch (ICE BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 0.86% and -3.81%, respectively. During the same period, the average return of the 697 mutual funds in Morningstar's High Yield Bond Funds category was 0.45%.

Q Could you please describe the market environment for high-yield bond investors during the 12-month period ended October 31, 2018?

A With inflation approaching its 2% target, the Federal Reserve (the Fed) implemented four incremental hikes in its benchmark overnight lending rate over the 12-month period, thus increasing the upper target range for the federal funds rate to 2.25%, which is generally considered at the low end of normal. U.S. Treasury yields rose along the length of the curve over the 12 months.

     While the interest-rate environment provided a headwind for bond investors over the period, credit-market sentiment remained positive, bolstered by solid economic growth, strong corporate profits, near-full employment, and supportive tax legislation, although the Trump administration's aggressive rhetoric on trade and continued threats of tariffs on a range of products from various global trading partners led to occasional bouts of market volatility. High-yield bond prices were supported during the period by a continued low default rate relative to

4 Pioneer High Yield Fund | Annual Report | 10/31/18 historical averages. In addition, notably lower new-issue supply relative to the same period a year earlier helped pricing and served as a counterweight against the negative effects of outflows from high-yield mutual funds.

     As the period drew to a close in October, however, U.S. high-yield bonds came under pressure alongside the sharpest one-month decline for the Standard & Poor's 500 Index since September 2011. Investor sentiment for riskier assets in October had to contend with an underwhelming start to the third-quarter corporate earnings season, especially with respect to technology companies; further deterioration in U.S.-China trade relations; softening economic growth overseas; Italy's budget crisis; and geopolitical uncertainty. In addition, a multi-year high for U.S. Treasury yields weighed on fixed-income prices in general.

     Within the high-yield market, lower-rated issues generally outperformed higher-rated credits during the 12-month period. For example, bonds rated "CCC" outperformed those rated "BB" by 291 basis points, or 2.91% (a basis point is equal to 1/100th of a percentage point). Positive returns for the lower-rated bucket, however, were generally derived from the coupon (or yield) element of the securities, as high-yield bond prices declined modestly over the 12 months. In industry terms, telecommunications and health care issues were the performance leaders, while more interest-rate-sensitive auto and housing bonds were the biggest laggards within high yield.

Q Can you review the Fund's principal strategies during the 12-month period ended October 31, 2018, and the degree to which they added to or detracted from benchmark-relative returns?

A Overall security selection within the Fund's core allocation to high-yield bonds had a slightly negative impact on benchmark-relative performance during the period. Security selection results were most favorable for the Fund within the telecommunications and health care sectors, while selection results were negative within the basic industry, energy, and services sectors.

     From the perspective of quality, the Fund's benchmark-relative performance was constrained during the period by its below-index exposure to lower-quality, CCC-rated and distressed issues, as that market segment has tended to benefit the most when there is a low-default outlook within high yield.

                            Pioneer High Yield Fund | Annual Report | 10/31/18 5

     During the period, we continued to maintain non-benchmark allocations in the portfolio to both equities and convertible bonds, with a focus on sectors not well represented by high-yield bonds, or where we have seen better valuations than within the high-yield market. That said, as the Fund's convertible bond and equity holdings approached our target values, we reduced some of the portfolio's exposure over the 12-month period. Against a backdrop of optimism over the economy, those positions had a combined positive effect on the Fund's benchmark-relative results. Positive contributions were led by holdings within the basic industry and health care sectors. With regard to individual portfolio holdings, the convertible bonds of wire-and-cable manufacturer General Cable performed well after the company was acquired by Milan-based Prysmian. Within equities, holdings in select health care issues had a positive effect on the Fund's benchmark-relative performance, led by positions in Emergent Biosolutions and Aetna.

     A position in insurance-linked securities (ILS), which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, added meaningfully to the Fund's benchmark-relative performance during the period. Investments in ILS have been a valuable source of diversification* and incremental income within the portfolio for a number of years.

     While the performance of ILS issues struggled early in the period in the wake of an active 2017 Atlantic hurricane season, which generated numerous claims, returns rebounded when damage assessments turned out to be not as great as initially feared. The Fund also had an out-of-benchmark allocation to floating-rate bank loans, which aided relative returns, as loans have recently outperformed high-yield bonds in the wake of rising interest rates. We continue to view modest tactical exposure to out-of-benchmark segments, including bank loans and ILS, as helping to improve the Fund's long-term total return profile.

     In terms of industry weightings within the high-yield market, the portfolio's below-benchmark positioning in the automotive sector aided benchmark-relative performance, as declining auto sales trends and concerns over the interest-rate sensitivity of the sector weighed on valuations.

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer High Yield Fund | Annual Report | 10/31/18

     With regard to individual Fund positions within high yield, our decision to add exposure to the debt of Valeant Pharmaceuticals (now known as Bausch HealthCare) after it suffered a severe sell-off aided relative returns, as the bond was supported by the company's efforts to sell assets and pay down debt. An overweight position in the bonds of Sprint also contributed positively to the Fund's relative returns, as the company received a takeover offer from higher-rated T-Mobile, and the spreads between the two companies compressed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

     On the downside, the Fund's overweight position in point-of-sale technology firm Diebold Nixdorf was the leading detractor from benchmark-relative performance at the individual security level, as the company missed earnings estimates and had a non-controlling interest put back on it, thus pressuring Diebold's liquidity position. Holdings of Sanchez Energy also detracted from the Fund's benchmark-relative returns, as the exploration-and-production (E&P) company experienced repeated earnings misses as well as operational missteps at a number of its wells.

Q Can you discuss the factors that affected the Fund's dividend**, either positively or negatively, during the 12-month period ended October 31, 2018?

A The Fund's dividend remained relatively stable over the 12-month period. The portfolio's positions in convertible securities and common stocks resulted in a lower yield as compared with a portfolio composed entirely of high-yield bonds, but we view those allocations as helping to improve the Fund's total return profile.

Q What role did derivatives play in the Fund's investment process and results?

A We utilized credit default swap indices during the period in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and to help meet any unanticipated shareholder redemptions. The strategy had a neutral impact on the Fund's performance.

**   Dividends are not guaranteed.

                            Pioneer High Yield Fund | Annual Report | 10/31/18 7

Q    What is your assessment of the current climate for high-yield investing?

A Overall, we are cautiously constructive with respect to the high-yield market. High-yield valuations are somewhat extended, but credit fundamentals remain supportive of the asset class, while strong corporate earnings and the record pace of debt refinancings have enabled an extension of the credit cycle. Company balance sheets do not appear overly stretched, and we expect the default rate for high-yield bonds to remain low by historical standards over the coming year.

     Technical factors related to supply and demand remain supportive of the high-yield market, although we are seeing a minor uptick in mergers and acquisition-related issuance that could act as something of a headwind. The lack of new supply has provided a meaningful technical boost to the overall market, as investors have been forced to look for investments in existing securities. On balance, we view the composition of the high-yield market as healthy, with an improving quality profile across a range of industries.

     In general, we may seek to increase the Fund's weighting to issues in the B quality range, as that is where we currently see the best risk/reward profile. By contrast, BB-rated issues are more vulnerable to rising interest rates, while more credit-sensitive CCC-rated issues appear unattractive from a relative value standpoint in the wake of their recent outperformance.

     With regard to sector allocations, we have maintained the Fund's benchmark-relative overweight to energy issues on a notional basis, but have a relatively neutral weight in the sector on a risk-adjusted basis, given the portfolio's tilt toward higher-quality E&P/midstream names. In addition, we maintained an underweight to auto-related credits and reduced the Fund's technology exposure over the past 12 months.

     The Fed is expected to continue to gradually increase short-term rates, and the tapering of its balance sheet, which began in October 2017, may also lead to some tightening of credit conditions. The markets will be watching closely for any data that could signal the potential for accelerating inflation, which could spur the Fed to increase its benchmark rate more rapidly than

8 Pioneer High Yield Fund | Annual Report | 10/31/18 currently anticipated. In addition, recent trade disputes between the U.S. and some of its key trading partners have introduced a new variable, and we will be closely monitoring the effects of tariffs and other restrictive trade measures on global economic growth conditions.

                            Pioneer High Yield Fund | Annual Report | 10/31/18 9

Please refer to the Schedule of Investments on pages 19-46 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer High Yield Fund | Annual Report | 10/31/18

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           76.6%
Convertible Corporate Bonds                                                7.1%
Senior Secured Floating Rate Loan Interests                                6.8%
Insurance-Linked Securities                                                3.9%
Common Stocks                                                              2.4%
Convertible Preferred Stocks                                               1.5%
Collateralized Mortgage Obligations                                        1.2%
Preferred Stocks                                                           0.4%
Asset Backed Securities                                                    0.1%
Rights/Warrants                                                            0.0%+

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Sprint Corp., 7.25%, 9/15/21                                                     2.48%
------------------------------------------------------------------------------------------
 2. Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)              2.01
------------------------------------------------------------------------------------------
 3. KB Home, 7.0%, 12/15/21                                                          1.11
------------------------------------------------------------------------------------------
 4. Wells Fargo & Co., 7.5%                                                          0.93
------------------------------------------------------------------------------------------
 5. Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 7/1/21                   0.92
------------------------------------------------------------------------------------------
 6. CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (144A)               0.88
------------------------------------------------------------------------------------------
 7. HCA, Inc., 5.375%, 2/1/25                                                        0.86
------------------------------------------------------------------------------------------
 8. Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.5%, 4/15/21      0.80
------------------------------------------------------------------------------------------
 9. Fly Leasing, Ltd., 6.375%, 10/15/21                                              0.76
------------------------------------------------------------------------------------------
10. Scientific Games International, Inc., 10.0%, 12/1/22                             0.75
------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 11

Prices and Distributions | 10/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/18                    10/31/17
--------------------------------------------------------------------------------
          A                           $ 9.37                      $ 9.80
--------------------------------------------------------------------------------
          C                           $ 9.57                      $10.01
--------------------------------------------------------------------------------
          R                           $10.61                      $11.09
--------------------------------------------------------------------------------
          Y                           $ 9.38                      $ 9.81
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-10/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short--Term      Long--Term
         Class            Income           Capital Gains    Capital Gains
--------------------------------------------------------------------------------
          A              $0.4518               $  --            $  --
--------------------------------------------------------------------------------
          C              $0.3898               $  --            $  --
--------------------------------------------------------------------------------
          R              $0.4660               $  --            $  --
--------------------------------------------------------------------------------
          Y              $0.4806               $  --            $  --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 13-16.

12 Pioneer High Yield Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                    ICE           ICE
                            Net        Public       BofA ML       BofA ML All-
                            Asset      Offering     U.S. High     Convertibles
                            Value      Price        Yield         Speculative
Period                      (NAV)      (POP)        Index         Quality Index
--------------------------------------------------------------------------------
10 years                    9.74%       9.24%       11.16%        13.23%
5 years                     3.27        2.32         4.69          5.27
1 year                      0.21       -4.30         0.86         -3.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/08         $  9,550        $ 10,000             $ 10,000
10/09         $ 13,159        $ 14,879             $ 15,681
10/10         $ 15,746        $ 17,745             $ 19,820
10/11         $ 16,250        $ 18,599             $ 19,943
10/12         $ 18,144        $ 21,050             $ 21,894
10/13         $ 20,598        $ 22,908             $ 26,805
10/14         $ 21,262        $ 24,248             $ 29,690
10/15         $ 20,629        $ 23,751             $ 27,854
10/16         $ 22,134        $ 26,165             $ 29,921
10/17         $ 24,138        $ 28,557             $ 36,025
10/18         $ 24,189        $ 28,803             $ 34,651

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 13

Performance Update | 10/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                    ICE           ICE
                                                    BofA ML       BofA ML All-
                                                    U.S. High     Convertibles
                            If         If           Yield         Speculative
Period                      Held       Redeemed     Index         Quality Index
--------------------------------------------------------------------------------
10 years                     9.00%      9.00%       11.16%        13.23%
5 years                      2.53       2.53         4.69          5.27
1 year                      -0.52      -0.52         0.86         -3.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/08         $ 10,000        $ 10,000             $ 10,000
10/09         $ 13,701        $ 14,879             $ 15,681
10/10         $ 16,275        $ 17,745             $ 19,820
10/11         $ 16,696        $ 18,599             $ 19,943
10/12         $ 18,508        $ 21,050             $ 21,894
10/13         $ 20,890        $ 22,908             $ 26,805
10/14         $ 21,394        $ 24,248             $ 29,690
10/15         $ 20,615        $ 23,751             $ 27,854
10/16         $ 21,975        $ 26,165             $ 29,921
10/17         $ 23,798        $ 28,557             $ 36,025
10/18         $ 23,673        $ 28,803             $ 34,651

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                    ICE           ICE
                                       Net          BofA ML       BofA ML All-
                                       Asset        U.S. High     Convertibles
                                       Value        Yield         Speculative
Period                                 (NAV)        Index         Quality Index
--------------------------------------------------------------------------------
10 years                                9.41%       11.16%        13.23%
5 years                                 2.89         4.69          5.27
1 year                                 -0.14         0.86         -3.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/08         $ 10,000        $ 10,000             $ 10,000
10/09         $ 13,773        $ 14,879             $ 15,681
10/10         $ 16,434        $ 17,745             $ 19,820
10/11         $ 16,932        $ 18,599             $ 19,943
10/12         $ 18,819        $ 21,050             $ 21,894
10/13         $ 21,310        $ 22,908             $ 26,805
10/14         $ 21,913        $ 24,248             $ 29,690
10/15         $ 21,177        $ 23,751             $ 27,854
10/16         $ 22,684        $ 26,165             $ 29,921
10/17         $ 24,613        $ 28,557             $ 36,025
10/18         $ 24,578        $ 28,803             $ 34,651

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 15

Performance Update | 10/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                    ICE           ICE
                                       Net          BofA ML       BofA ML All-
                                       Asset        U.S. High     Convertibles
                                       Value        Yield         Speculative
Period                                 (NAV)        Index         Quality Index
--------------------------------------------------------------------------------
10 years                               10.13%       11.16%        13.23%
5 years                                 3.57         4.69          5.27
1 year                                  0.51         0.86         -3.81
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer High    ICE BofA ML U.S.     ICE BofA ML All-Convertibles
              Yield Fund      High Yield Index     Speculative Quality Index
10/08         $ 5,000,000     $ 5,000,000          $ 5,000,000
10/09         $ 6,929,294     $ 7,439,557          $ 7,840,293
10/10         $ 8,326,021     $ 8,872,338          $ 9,909,905
10/11         $ 8,621,575     $ 9,299,372          $ 9,971,479
10/12         $ 9,657,844     $10,525,070          $10,947,150
10/13         $11,007,689     $11,454,114          $13,402,723
10/14         $11,398,308     $12,124,214          $14,844,836
10/15         $11,091,565     $11,875,469          $13,927,198
10/16         $11,937,074     $13,082,563          $14,960,672
10/17         $13,052,228     $14,278,411          $18,012,534
10/18         $13,118,836     $14,401,617          $17,325,370

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer High Yield Fund | Annual Report | 10/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------
Ending Account                 $  999.90     $  996.89    $  998.90    $1,002.49
Value (after expenses)
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid                  $    5.75     $    9.36    $    7.56    $    4.29
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.86%, 1.50% and 0.85% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------
Ending Account                 $1,019.46     $1,015.83    $1,017.64    $1,020.92
Value (after expenses)
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid                  $    5.80     $    9.45    $    7.63    $    4.33
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.86%, 1.50% and 0.85% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer High Yield Fund | Annual Report | 10/31/18

Schedule of Investments | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         UNAFFILIATED ISSUERS -- 98.3%
                         COMMON STOCKS -- 2.4% of Net Assets
                         DIVERSIFIED FINANCIALS -- 0.2%
                         Consumer Finance -- 0.2%
        17,785           Capital One Financial Corp.                                   $     1,588,200
                                                                                       ---------------
                         Total Diversified Financials                                  $     1,588,200
------------------------------------------------------------------------------------------------------
                         ENERGY -- 0.2%
                         Coal & Consumable Fuels -- 0.0%+
            43(a)        Contura Energy, Inc.                                          $         3,137
------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.2%
     6,967,063^(a)       Ascent CNR Corp., Class A                                     $     1,497,919
         1,020(a)        Midstates Petroleum Co., Inc.                                           7,354
                                                                                       ---------------
                                                                                       $     1,505,273
                                                                                       ---------------
                         Total Energy                                                  $     1,508,410
------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                         Health Care Facilities -- 0.1%
       255,259(a)        BioScrip, Inc.                                                $       684,094
------------------------------------------------------------------------------------------------------
                         Managed Health Care -- 1.1%
        24,403           Aetna, Inc.                                                   $     4,841,555
        16,643           Cigna Corp.                                                         3,558,440
                                                                                       ---------------
                                                                                       $     8,399,995
                                                                                       ---------------
                         Total Health Care Equipment & Services                        $     9,084,089
------------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.1%
                         Commodity Chemicals -- 0.1%
         9,227           LyondellBasell Industries NV, Class A                         $       823,694
                                                                                       ---------------
                         Total Materials                                               $       823,694
------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 0.2%
                         Pharmaceuticals -- 0.2%
         9,539           Allergan Plc                                                  $     1,507,257
                                                                                       ---------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences          $     1,507,257
------------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 0.2%
                         Specialized REIT -- 0.2%
        76,215           Uniti Group, Inc.                                             $     1,458,755
                                                                                       ---------------
                         Total Real Estate                                             $     1,458,755
------------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.0%+
                         Application Software -- 0.0%+
           140(a)        Avaya Holdings Corp.                                          $         2,299
                                                                                       ---------------
                         Total Software & Services                                     $         2,299
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 19

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                         Computer Hardware Storage & Peripherals -- 0.1%
        33,088(a)        NCR Corp.                                                     $       888,413
                                                                                       ---------------
                         Total Technology Hardware & Equipment                         $       888,413
------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.2%
                         Airlines -- 0.2%
        19,931(a)        United Continental Holdings, Inc.                             $     1,704,300
                                                                                       ---------------
                         Total Transportation                                          $     1,704,300
------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost $11,627,170)                                            $    18,565,417
------------------------------------------------------------------------------------------------------
                         CONVERTIBLE PREFERRED STOCKS --
                         1.5% of Net Assets
                         BANKS -- 1.5%
                         Diversified Banks -- 1.5%
         3,620(b)        Bank of America Corp., 7.25%                                  $     4,602,106
         5,721(b)        Wells Fargo & Co., 7.5%                                             7,277,055
                                                                                       ---------------
                         Total Banks                                                   $    11,879,161
------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                         Health Care Services -- 0.0%+
           742^(a)       BioScrip, Inc.                                                $        67,898
                                                                                       ---------------
                         Total Health Care Equipment & Services                        $        67,898
------------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $11,375,562)                                            $    11,947,059
------------------------------------------------------------------------------------------------------
                         PREFERRED STOCK -- 0.3% of Net Assets
                         BANKS -- 0.3%
                         Consumer Finance -- 0.3%
        97,845(c)        GMAC Capital Trust I, 8.099% (3 Month USD
                         LIBOR + 579 bps), 2/15/40                                     $     2,569,410
                                                                                       ---------------
                         Total Banks                                                   $     2,569,410
------------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost $2,331,191)                                             $     2,569,410
------------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITY -- 0.1% of Net Assets
                         BANKS -- 0.1%
                         Thrifts & Mortgage Finance -- 0.1%
       750,000           InSite Issuer LLC, Series 2016-1A, Class C,
                         6.414%, 11/15/46 (144A)                                       $       742,508
                                                                                       ---------------
                         Total Banks                                                   $       742,508
------------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITY
                         (Cost $750,000)                                               $       742,508
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS --
                         1.2% of Net Assets
                         BANKS -- 1.1%
                         Diversified Banks -- 0.0%+
       650,000(c)        Wells Fargo Commercial Mortgage Trust, Series
                         2014-LC18, Class D, 3.957%, 12/15/47 (144A)                   $       571,472
------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 1.1%
       750,000(c)        COBALT CMBS Commercial Mortgage Trust, Series
                         2007-C2, Class C, 5.646%, 4/15/47                             $       737,812
     1,860,000(c)        COBALT CMBS Commercial Mortgage Trust, Series
                         2007-C3, Class B, 5.82%, 5/15/46                                    1,853,631
       670,000(c)        COBALT CMBS Commercial Mortgage Trust, Series
                         2007-C3, Class C, 5.82%, 5/15/46                                      505,554
     1,300,000(d)        Commercial Mortgage Trust, Series 2014-FL5, Class D,
                         6.28% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                1,266,209
       400,000(c)        Commercial Mortgage Trust, Series 2014-UBS4,
                         Class D, 4.687%, 8/10/47 (144A)                                       350,375
       307,494           Global Mortgage Securitization, Ltd., Series 2004-A,
                         Class B1, 5.25%, 11/25/32 (144A)                                      223,529
     2,513,900(c)        GMAT Trust, Series 2013-1A, Class M, 5.0%,
                         11/25/43 (144A)                                                     1,825,784
       500,000(c)        JPMBB Commercial Mortgage Securities Trust, Series
                         2013-C17, Class D, 4.887%, 1/15/47 (144A)                             488,407
     1,250,000(c)        Morgan Stanley Bank of America Merrill Lynch Trust,
                         Series 2014-C17, Class D, 4.703%, 8/15/47 (144A)                    1,124,272
       200,000(c)        WFRBS Commercial Mortgage Trust, Series 2011-C4,
                         Class E, 5.231%, 6/15/44 (144A)                                       191,783
                                                                                       ---------------
                                                                                       $     8,567,356
                                                                                       ---------------
                         Total Banks                                                   $     9,138,828
------------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.1%
                         Diversified Capital Markets -- 0.1%
       600,000(c)        JP Morgan Chase Commercial Mortgage Securities Trust,
                         Series 2013-LC11, Class D, 4.163%, 4/15/46                    $       523,399
                                                                                       ---------------
                         Total Diversified Financials                                  $       523,399
------------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $10,194,678)                                            $     9,662,227
------------------------------------------------------------------------------------------------------
                         CONVERTIBLE CORPORATE BONDS --
                         7.0% of Net Assets
                         CAPITAL GOODS -- 0.1%
                         Construction & Engineering -- 0.1%
     1,040,000           Dycom Industries, Inc., 0.75%, 9/15/21                        $     1,047,610
                                                                                       ---------------
                         Total Capital Goods                                           $     1,047,610
------------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 0.4%
                         Homebuilding -- 0.4%
     3,530,000           KB Home, 1.375%, 2/1/19                                       $     3,512,350
                                                                                       ---------------
                         Total Consumer Durables & Apparel                             $     3,512,350
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 21

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         ENERGY -- 1.1%
                         Oil & Gas Equipment & Services -- 0.3%
     2,170,000           SEACOR Holdings, Inc., 3.0%, 11/15/28                         $     2,083,200
------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.8%
     1,750,000           SM Energy Co., 1.5%, 7/1/21                                   $     1,761,492
     4,930,000           Whiting Petroleum Corp., 1.25%, 4/1/20                              4,727,066
                                                                                       ---------------
                                                                                       $     6,488,558
                                                                                       ---------------
                         Total Energy                                                  $     8,571,758
------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                         Health Care Equipment -- 0.7%
     5,312,000           Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)            $     5,375,027
------------------------------------------------------------------------------------------------------
                         Health Care Supplies -- 0.1%
     1,390,000           Endologix, Inc., 3.25%, 11/1/20                               $     1,011,432
                                                                                       ---------------
                         Total Health Care Equipment & Services                        $     6,386,459
------------------------------------------------------------------------------------------------------
                         MEDIA & ENTERTAINMENT -- 0.4%
                         Cable & Satellite -- 0.4%
     3,351,000           DISH Network Corp., 2.375%, 3/15/24                           $     2,811,583
                                                                                       ---------------
                         Total Media & Entertainment                                   $     2,811,583
------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 1.5%
                         Biotechnology -- 1.1%
     2,982,000           Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                  $     2,728,530
     3,350,000           Insmed, Inc., 1.75%, 1/15/25                                        2,520,577
     2,455,000           Medicines Co., 2.5%, 1/15/22                                        2,369,394
       955,000           Medicines Co., 2.75%, 7/15/23                                         805,558
                                                                                       ---------------
                                                                                       $     8,424,059
------------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 0.4%
     3,505,000           Innoviva, Inc., 2.125%, 1/15/23                               $     3,419,635
                                                                                       ---------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences          $    11,843,694
------------------------------------------------------------------------------------------------------
                         RETAILING -- 0.2%
                         Internet & Direct Marketing Retail -- 0.2%
     1,320,000           Ctrip.com International, Ltd., 1.25%, 9/15/22                 $     1,275,748
                                                                                       ---------------
                         Total Retailing                                               $     1,275,748
------------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 0.5%
                         Semiconductors -- 0.5%
     1,675,000           Microchip Technology, Inc., 1.625%, 2/15/27                   $     1,585,453
     1,372,000           ON Semiconductor Corp., 1.625%, 10/15/23                            1,492,577
     1,060,000           Synaptics, Inc., 0.5%, 6/15/22                                        943,400
                                                                                       ---------------
                         Total Semiconductors & Semiconductor Equipment                $     4,021,430
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.9%
                         Application Software -- 0.3%
     2,785,000           Synchronoss Technologies, Inc., 0.75%, 8/15/19                $     2,657,422
------------------------------------------------------------------------------------------------------
                         Data Processing & Outsourced Services -- 0.2%
     1,484,000           Cardtronics, Inc., 1.0%, 12/1/20                              $     1,381,975
------------------------------------------------------------------------------------------------------
                         Internet Services & Infrastructure -- 0.4%
     3,475,000           Akamai Technologies, Inc., 0.125%, 5/1/25 (144A)              $     3,390,297
                                                                                       ---------------
                         Total Software & Services                                     $     7,429,694
------------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                         Communications Equipment -- 0.5%
       925,000           Finisar Corp., 0.5%, 12/15/33                                 $       920,535
     2,770,000           Palo Alto Networks, Inc., 0.75%, 7/1/23 (144A)                      2,690,980
                                                                                       ---------------
                                                                                       $     3,611,515
------------------------------------------------------------------------------------------------------
                         Technology Hardware, Storage & Peripherals -- 0.4%
     2,172,000           Pure Storage, Inc., 0.125%, 4/15/23 (144A)                    $     2,215,382
     1,563,000           Western Digital Corp., 1.5%, 2/1/24 (144A)                          1,317,454
                                                                                       ---------------
                                                                                       $     3,532,836
                                                                                       ---------------
                         Total Technology Hardware & Equipment                         $     7,144,351
------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 0.1%
                         Wireless Telecommunication Services -- 0.1%
       628,000           Air Transport Services Group, Inc., 1.125%, 10/15/24          $       571,561
                                                                                       ---------------
                         Total Telecommunication Services                              $       571,561
------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.1%
                         Airport Services -- 0.1%
     1,250,000           Macquarie Infrastructure Corp., 2.0%, 10/1/23                 $     1,112,549
                                                                                       ---------------
                         Total Transportation                                          $     1,112,549
------------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE CORPORATE BONDS
                         (Cost $58,231,436)                                            $    55,728,787
------------------------------------------------------------------------------------------------------
                         CORPORATE BONDS -- 75.0% of Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.5%
                         Auto Parts & Equipment -- 0.5%
     4,275,000           American Axle & Manufacturing, Inc., 6.25%, 3/15/26           $     4,039,875
                                                                                       ---------------
                         Total Automobiles & Components                                $     4,039,875
------------------------------------------------------------------------------------------------------
                         BANKS -- 1.9%
                         Diversified Banks -- 1.5%
       600,000(b)(c)     Bank of America Corp., 6.3% (3 Month USD LIBOR +
                         455 bps)                                                      $       632,250
     3,600,000(b)(c)     Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                3,591,720
     1,135,000(b)(c)     ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                 1,078,817
     2,000,000(b)(c)     Lloyds Banking Group Plc, 7.5% (5 Year USD Swap
                         Rate + 450 bps)                                                     2,010,000

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 23

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Diversified Banks -- (continued)
     2,775,000(b)(c)     Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                         Swap Rate + 572 bps)                                          $     2,863,453
       650,000(b)(c)     Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                         Swap Rate + 760 bps)                                                  683,313
     1,350,000(b)(c)     Societe Generale SA, 7.375% (5 Year USD Swap Rate +
                         624 bps) (144A)                                                     1,368,563
                                                                                       ---------------
                                                                                       $    12,228,116
------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 0.4%
     3,038,000           Provident Funding Associates LP/PFG Finance Corp.,
                         6.375%, 6/15/25 (144A)                                        $     2,992,430
                                                                                       ---------------
                         Total Banks                                                   $    15,220,546
------------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 4.1%
                         Aerospace & Defense -- 0.4%
     2,430,000           Engility Corp., 8.875%, 9/1/24                                $     2,627,437
       765,000           Kratos Defense & Security Solutions, Inc., 6.5%,
                         11/30/25 (144A)                                                       790,245
                                                                                       ---------------
                                                                                       $     3,417,682
------------------------------------------------------------------------------------------------------
                         Agricultural & Farm Machinery -- 0.5%
     3,852,000           Titan International, Inc., 6.5%, 11/30/23                     $     3,591,990
------------------------------------------------------------------------------------------------------
                         Building Products -- 0.8%
     4,390,000           American Woodmark Corp., 4.875%, 3/15/26 (144A)               $     4,077,212
     2,217,000           Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                   2,067,353
                                                                                       ---------------
                                                                                       $     6,144,565
------------------------------------------------------------------------------------------------------
                         Electrical Components & Equipment -- 0.1%
      985,000            Anixter, Inc., 6.0%, 12/1/25 (144A)                           $       987,462
------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 0.1%
     1,185,000           Park-Ohio Industries, Inc., 6.625%, 4/15/27                   $     1,176,113
------------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 1.4%
     4,485,000           Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                 $     4,400,906
     2,600,000           Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                     2,509,000
     4,130,000           EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                      4,079,614
                                                                                       ---------------
                                                                                       $    10,989,520
------------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 0.8%
     1,877,000           H&E Equipment Services, Inc., 5.625%, 9/1/25                  $     1,787,843
       700,000           United Rentals North America, Inc., 4.625%, 10/15/25                  648,375
       700,000           United Rentals North America, Inc., 4.875%, 1/15/28                   630,665
     2,020,000           United Rentals North America, Inc., 5.5%, 5/15/27                   1,916,475
       385,000           United Rentals North America, Inc., 5.875%, 9/15/26                   377,300
     1,000,000           United Rentals North America, Inc., 6.5%, 12/15/26                  1,010,990
                                                                                       ---------------
                                                                                       $     6,371,648
                                                                                       ---------------
                         Total Capital Goods                                           $    32,678,980
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         COMMERCIAL & PROFESSIONAL SERVICES -- 2.4%
                         Diversified Support Services -- 0.4%
     1,940,000           Cloud Crane LLC, 10.125%, 8/1/24 (144A)                       $     2,090,350
     1,550,000           Garda World Security Corp., 8.75%, 5/15/25 (144A)                   1,457,000
                                                                                       ---------------
                                                                                       $     3,547,350
------------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 1.5%
     4,182,000           Covanta Holding Corp., 6.0%, 1/1/27                           $     4,035,630
     3,687,000           GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                      3,382,822
     3,668,000           Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                        3,723,020
     1,150,000           Waste Pro USA, Inc., 5.5%, 2/15/26 (144A)                           1,089,625
                                                                                       ---------------
                                                                                       $    12,231,097
------------------------------------------------------------------------------------------------------
                         Security & Alarm Services -- 0.5%
     4,089,000           Brink's Co., 4.625%, 10/15/27 (144A)                          $     3,761,880
                                                                                       ---------------
                         Total Commercial & Professional Services                      $    19,540,327
------------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 5.4%
                         Home Furnishings -- 0.2%
     1,750,000           Tempur Sealy International, Inc., 5.5%, 6/15/26               $     1,601,250
------------------------------------------------------------------------------------------------------
                         Homebuilding -- 5.2%
     2,000,000           Beazer Homes USA, Inc., 5.875%, 10/15/27                      $     1,615,000
     6,095,000           Beazer Homes USA, Inc., 6.75%, 3/15/25                              5,348,362
     8,375,000           KB Home, 7.0%, 12/15/21                                             8,689,062
     4,150,000           Lennar Corp., 4.5%, 6/15/19                                         4,160,375
     2,545,000           Lennar Corp., 4.75%, 11/15/22                                       2,520,059
     1,540,000           Lennar Corp., 5.375%, 10/1/22                                       1,555,400
     3,975,000           Lennar Corp., 6.25%, 12/15/21                                       4,104,188
     1,450,000           Meritage Homes Corp., 6.0%, 6/1/25                                  1,410,125
     3,660,000           Meritage Homes Corp., 7.0%, 4/1/22                                  3,768,702
     3,059,000           PulteGroup, Inc., 5.0%, 1/15/27                                     2,829,575
     4,090,000           Taylor Morrison Communities, Inc./Taylor Morrison
                         Holdings II, Inc., 5.875%, 4/15/23 (144A)                           4,038,875
     1,840,000           TRI Pointe Group, Inc., 5.25%, 6/1/27                               1,570,900
                                                                                       ---------------
                                                                                       $    41,610,623
                                                                                       ---------------
                         Total Consumer Durables & Apparel                             $    43,211,873
------------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 3.6%
                         Casinos & Gaming -- 1.7%
     1,676,000           Eldorado Resorts, Inc., 6.0%, 4/1/25                          $     1,655,050
     1,159,000           Eldorado Resorts, Inc., 6.0%, 9/15/26 (144A)                        1,135,125
     1,997,000           Enterprise Development Authority, 12.0%, 7/15/24 (144A)             1,902,142
     1,250,000           International Game Technology Plc, 6.25%, 1/15/27 (144A)            1,226,563
       700,000           LHMC Finco S.a.r.l., 7.875%, 12/20/23 (144A)                          704,550
     1,450,000           Scientific Games International, Inc., 5.0%, 10/15/25 (144A)         1,348,500

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 25

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Casinos & Gaming -- (continued)
     5,598,000           Scientific Games International, Inc., 10.0%, 12/1/22          $     5,849,910
                                                                                       ---------------
                                                                                       $    13,821,840
------------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 1.1%
     1,710,000           Hilton Grand Vacations Borrower LLC/Hilton Grand
                         Vacations Borrower, Inc., 6.125%, 12/1/24                     $     1,727,100
       575,000           Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                  619,568
     4,640,000           Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                        4,396,400
     1,680,000           Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                         1,683,696
                                                                                       ---------------
                                                                                       $     8,426,764
------------------------------------------------------------------------------------------------------
                         Restaurants -- 0.3%
     2,735,000           Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                    $     2,810,213
------------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 0.5%
     1,814,000           Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                 $     1,682,485
     2,125,000           Carriage Services, Inc., 6.625%, 6/1/26 (144A)                      2,130,312
                                                                                       ---------------
                                                                                       $     3,812,797
                                                                                       ---------------
                         Total Consumer Services                                       $    28,871,614
------------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 3.6%
                         Commercial Finance -- 0.7%
     5,825,000           Fly Leasing, Ltd., 6.375%, 10/15/21                           $     5,948,781
------------------------------------------------------------------------------------------------------
                         Diversified Capital Markets -- 1.5%
     2,550,000           Avation Capital SA, 6.5%, 5/15/21 (144A)                      $     2,556,375
     1,097,000(b)(c)     Credit Suisse Group AG, 7.125% (5 Year USD Swap
                         Rate + 511 bps)                                                     1,113,455
     3,300,000           Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                     3,052,500
     4,135,000           Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                       3,824,875
     1,141,000(b)(c)     UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)               1,179,509
                                                                                       ---------------
                                                                                       $    11,726,714
------------------------------------------------------------------------------------------------------
                         Diversified Finance -- 0.2%
     1,740,000           MSCI, Inc., 4.75%, 8/1/26 (144A)                              $     1,679,100
------------------------------------------------------------------------------------------------------
                         Specialized Finance -- 1.2%
     2,250,000           BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%,
                         3/15/24 (144A)                                                $     2,348,438
     7,220,000           Nationstar Mortgage LLC/Nationstar Capital Corp.,
                         6.5%, 7/1/21                                                        7,216,173
                                                                                       ---------------
                                                                                       $     9,564,611
                                                                                       ---------------
                         Total Diversified Financials                                  $    28,919,206
------------------------------------------------------------------------------------------------------
                         ENERGY -- 15.7%
                         Integrated Oil & Gas -- 1.1%
     1,427,000           Comstock Escrow Corp., 9.75%, 8/15/26 (144A)                  $     1,377,055
     3,246,000           Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                3,067,470

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Integrated Oil & Gas -- (continued)
     4,054,000           Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)             $     3,952,650
                                                                                       ---------------
                                                                                       $     8,397,175
------------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 1.4%
     1,820,000           Precision Drilling Corp., 7.125%, 1/15/26 (144A)              $     1,806,350
     4,172,000           Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                4,182,430
     3,450,000           Transocean, Inc., 7.25%, 11/1/25 (144A)                             3,355,125
     1,796,000           Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                     1,796,000
                                                                                       ---------------
                                                                                       $    11,139,905
------------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 1.3%
     1,955,000           Archrock Partners LP/Archrock Partners Finance Corp.,
                         6.0%, 4/1/21                                                  $     1,935,450
     2,635,000           Archrock Partners LP/Archrock Partners Finance Corp.,
                         6.0%, 10/1/22                                                       2,608,650
       874,000           Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                             786,600
     1,235,000           Exterran Energy Solutions LP/EES Finance Corp.,
                         8.125%, 5/1/25                                                      1,244,262
     1,961,000           FTS International, Inc., 6.25%, 5/1/22                              1,870,304
       795,000           SESI LLC, 7.75%, 9/15/24                                              781,088
     1,270,000           Weatherford International LLC, 9.875%, 3/1/25 (144A)                1,000,125
                                                                                       ---------------
                                                                                       $    10,226,479
------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 5.5%
     2,053,000           Antero Resources Corp., 5.0%, 3/1/25                          $     1,993,976
     1,965,000           Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                       1,884,631
     1,035,000           Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                      1,081,057
     1,802,000           Covey Park Energy LLC/Covey Park Finance Corp., 7.5%,
                         5/15/25 (144A)                                                      1,770,465
     1,050,000           Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                    984,375
     4,415,000           Great Western Petroleum LLC/Great Western Finance
                         Corp., 9.0%, 9/30/21 (144A)                                         4,194,250
     2,060,000           Gulfport Energy Corp., 6.0%, 10/15/24                               1,926,100
     2,120,000           Halcon Resources Corp., 6.75%, 2/15/25                              1,929,200
     1,559,000           Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                       1,520,025
     1,025,000           MEG Energy Corp., 6.5%, 1/15/25 (144A)                              1,060,875
     2,234,000           MEG Energy Corp., 7.0%, 3/31/24 (144A)                              2,194,905
       705,000           Newfield Exploration Co., 5.625%, 7/1/24                              726,150
     3,141,000           Oasis Petroleum, Inc., 6.875%, 3/15/22                              3,160,631
       540,000           Parsley Energy LLC/Parsley Finance Corp., 5.25%,
                         8/15/25 (144A)                                                        521,775
     1,900,000           Parsley Energy LLC/Parsley Finance Corp., 5.625%,
                         10/15/27 (144A)                                                     1,872,963
     2,888,000           Parsley Energy LLC/Parsley Finance Corp., 6.25%,
                         6/1/24 (144A)                                                       2,967,420

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 27

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- (continued)
     1,970,000           QEP Resources, Inc., 5.625%, 3/1/26                           $     1,854,262
     2,787,000           Resolute Energy Corp., 8.5%, 5/1/20                                 2,780,032
     1,878,000           Sanchez Energy Corp., 6.125%, 1/15/23                                 694,860
       970,000           Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                           888,763
     2,375,000           Sanchez Energy Corp., 7.75%, 6/15/21                                1,187,500
       265,000           SM Energy Co., 6.125%, 11/15/22                                       268,313
     2,020,000           SM Energy Co., 6.75%, 9/15/26                                       2,025,050
     1,260,000           SRC Energy, Inc., 6.25%, 12/1/25                                    1,173,375
       750,000           Whiting Petroleum Corp., 6.625%, 1/15/26                              749,063
     1,900,000           WPX Energy, Inc., 5.25%, 9/15/24                                    1,876,250
       670,000           WPX Energy, Inc., 8.25%, 8/1/23                                       752,913
                                                                                       ---------------
                                                                                       $    44,039,179
------------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 1.9%
     6,525,000           Calumet Specialty Products Partners LP/Calumet Finance
                         Corp., 6.5%, 4/15/21                                          $     6,264,000
       685,000           EnLink Midstream Partners LP, 5.05%, 4/1/45                           541,962
     1,973,000           EnLink Midstream Partners LP, 5.6%, 4/1/44                          1,678,589
     4,695,000           Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                    4,774,920
     1,965,000           PBF Holding Co., LLC/PBF Finance Corp., 7.0%, 11/15/23              2,031,613
                                                                                       ---------------
                                                                                       $    15,291,084
------------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 4.5%
     3,150,000           Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                         6.125%, 11/15/22 (144A)                                       $     3,213,000
     5,833,000           Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27               5,716,340
     2,800,000           Delek Logistics Partners LP, 6.75%, 5/15/25                         2,772,000
     1,050,000           Energy Transfer Equity LP, 4.25%, 3/15/23                           1,039,500
     1,414,000           Energy Transfer Equity LP, 5.875%, 1/15/24                          1,486,467
     2,760,000           Genesis Energy LP/Genesis Energy Finance Corp.,
                         6.25%, 5/15/26                                                      2,490,900
     2,190,000           Genesis Energy LP/Genesis Energy Finance Corp.,
                         6.5%, 10/1/25                                                       2,020,275
     3,375,000           Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                 3,362,344
     2,990,000           Hess Infrastructure Partners LP/Hess Infrastructure Partners
                         Finance Corp., 5.625%, 2/15/26 (144A)                               2,997,475
     1,532,000           NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                             1,512,850
     2,200,000           PBF Logistics LP/PBF Logistics Finance Corp.,
                         6.875%, 5/15/23                                                     2,238,500
       625,000           Sunoco LP/Sunoco Finance Corp., 5.875%, 3/15/28 (144A)                582,812
       490,000           Targa Resources Partners LP/Targa Resources Partners
                         Finance Corp., 4.125%, 11/15/19                                       490,000
     2,695,000           Targa Resources Partners LP/Targa Resources Partners
                         Finance Corp., 4.25%, 11/15/23                                      2,584,640

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- (continued)
       170,000           Targa Resources Partners LP/Targa Resources Partners
                         Finance Corp., 5.0%, 1/15/28                                  $       161,075
     2,491,000           Targa Resources Partners LP/Targa Resources Partners
                         Finance Corp., 5.25%, 5/1/23                                        2,484,773
     1,204,000           Williams Cos., Inc., 5.75%, 6/24/44                                 1,208,269
                                                                                       ---------------
                                                                                       $    36,361,220
                                                                                       ---------------
                         Total Energy                                                  $   125,455,042
------------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 0.5%
                         Food Retail -- 0.5%
     2,241,000           C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)             $     2,162,565
     1,752,000           Ingles Markets, Inc., 5.75%, 6/15/23                                1,743,240
                                                                                       ---------------
                         Total Food & Staples Retailing                                $     3,905,805
------------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 0.9%
                         Packaged Foods & Meats -- 0.8%
     2,500,000           JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                         2/15/28 (144A)                                                $     2,409,375
     1,503,000           Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                       1,360,215
     2,306,000           Post Holdings, Inc., 5.625%, 1/15/28 (144A)                         2,168,332
                                                                                       ---------------
                                                                                       $     5,937,922
------------------------------------------------------------------------------------------------------
                         Tobacco -- 0.1%
       875,000           Alliance One International, Inc., 8.5%, 4/15/21 (144A)        $       899,062
                                                                                       ---------------
                         Total Food, Beverage & Tobacco                                $     6,836,984
------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
                         Health Care Facilities -- 1.3%
       800,000           CHS/Community Health Systems, Inc., 6.25%, 3/31/23            $       735,760
     6,684,000           HCA, Inc., 5.375%, 2/1/25                                           6,725,775
     3,069,000           RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                         5/1/23 (144A)                                                       3,241,631
                                                                                       ---------------
                                                                                       $    10,703,166
------------------------------------------------------------------------------------------------------
                         Health Care Services -- 0.6%
     2,350,000           BioScrip, Inc., 8.875%, 2/15/21                               $     2,214,875
     2,365,000           Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                   2,039,812
       358,000           Universal Hospital Services, Inc., 7.625%, 8/15/20                    358,448
                                                                                       ---------------
                                                                                       $     4,613,135
------------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.2%
     1,300,000           IQVIA, Inc., 5.0%, 10/15/26 (144A)                            $     1,252,875
------------------------------------------------------------------------------------------------------
                         Managed Health Care -- 1.6%
     1,220,000           Centene Corp., 4.75%, 1/15/25                                 $     1,205,006
     2,291,000           Centene Corp., 5.375%, 6/1/26 (144A)                                2,325,365
     1,953,000           Centene Corp., 5.625%, 2/15/21                                      1,982,295

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 29

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Managed Health Care -- (continued)
     3,465,000           Molina Healthcare, Inc., 5.375%, 11/15/22                     $     3,465,000
     4,075,000           WellCare Health Plans, Inc., 5.25%, 4/1/25                          4,064,813
                                                                                       ---------------
                                                                                       $    13,042,479
                                                                                       ---------------
                         Total Health Care Equipment & Services                        $    29,611,655
------------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.1%
                         Property & Casualty Insurance -- 0.1%
       470,000           Wand Merger Corp., 8.125%, 7/15/23 (144A)                     $       478,225
                                                                                       ---------------
                         Total Insurance                                               $       478,225
------------------------------------------------------------------------------------------------------
                         MATERIALS -- 8.5%
                         Aluminum -- 0.4%
     3,235,000           Novelis Corp., 5.875%, 9/30/26 (144A)                         $     3,048,988
------------------------------------------------------------------------------------------------------
                         Commodity Chemicals -- 1.5%
     2,830,000           CF Industries, Inc., 3.45%, 6/1/23                            $     2,682,274
       958,000           Hexion, Inc., 6.625%, 4/15/20                                         847,830
     4,300,000           NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                         3,950,625
       859,000           NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                             785,985
     3,765,000           Olin Corp., 5.0%, 2/1/30                                            3,380,330
                                                                                       ---------------
                                                                                       $    11,647,044
------------------------------------------------------------------------------------------------------
                         Copper -- 0.2%
     2,000,000           First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)           $     1,730,000
------------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 0.7%
     4,603,000           Chemours Co., 7.0%, 5/15/25                                   $     4,741,090
     1,000,000           Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%,
                         4/30/26 (144A)                                                        933,750
                                                                                       ---------------
                                                                                       $     5,674,840
------------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 0.5%
     2,096,000           Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                  $     2,085,520
     1,530,000           Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                       1,537,650
                                                                                       ---------------
                                                                                       $     3,623,170
------------------------------------------------------------------------------------------------------
                         Fertilizers & Agricultural Chemicals -- 0.4%
     3,000,000           OCI NV, 6.625%, 4/15/23 (144A)                                $     3,075,000
------------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 1.8%
EUR    950,000(e)        ARD Finance SA, 6.625% (7.375% PIK 0.0% cash), 9/15/23        $     1,067,353
       950,000(e)        ARD Finance SA, 7.125% (7.875% PIK 0.0% cash), 9/15/23                920,906
     2,160,000           Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                         6.0%, 2/15/25 (144A)                                                2,025,000
     1,985,000           Ball Corp., 5.25%, 7/1/25                                           2,004,850
     4,453,000           Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                       4,764,710
     1,060,000           Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                      969,900

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- (continued)
     2,790,000           Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/
                         Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)                $     2,791,744
                                                                                       ---------------
                                                                                       $    14,544,463
------------------------------------------------------------------------------------------------------
                         Paper Products -- 0.4%
     3,343,000           Schweitzer-Mauduit International, Inc., 6.875%,
                         10/1/26 (144A)                                                $     3,384,788
------------------------------------------------------------------------------------------------------
                         Silver -- 0.3%
     2,550,000           Coeur Mining, Inc., 5.875%, 6/1/24                            $     2,422,500
------------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 0.9%
     1,200,000           GCP Applied Technologies, Inc., 5.5%, 4/15/26 (144A)          $     1,161,000
     2,122,000           Ingevity Corp., 4.5%, 2/1/26 (144A)                                 1,978,765
     4,330,000           Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.0%,
                         4/15/25 (144A)                                                      4,059,375
                                                                                       ---------------
                                                                                       $     7,199,140
------------------------------------------------------------------------------------------------------
                         Steel -- 1.4%
     1,438,000           Commercial Metals Co., 4.875%, 5/15/23                        $     1,402,050
     1,230,000           Commercial Metals Co., 5.375%, 7/15/27                              1,139,287
     4,050,000           Commercial Metals Co., 5.75%, 4/15/26 (144A)                        3,888,000
     1,060,000           SunCoke Energy Partners LP/SunCoke Energy Partners
                         Finance Corp., 7.5%, 6/15/25 (144A)                                 1,078,550
     4,294,000           United States Steel Corp., 6.25%, 3/15/26                           4,047,095
                                                                                       ---------------
                                                                                       $    11,554,982
                                                                                       ---------------
                         Total Materials                                               $    67,904,915
------------------------------------------------------------------------------------------------------
                         MEDIA & ENTERTAINMENT -- 5.5%
                         Advertising -- 0.5%
     4,716,000           MDC Partners, Inc., 6.5%, 5/1/24 (144A)                       $     3,867,120
------------------------------------------------------------------------------------------------------
                         Broadcasting -- 0.6%
     2,650,000           Gray Television, Inc., 5.875%, 7/15/26 (144A)                 $     2,543,178
     2,573,000           Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)             2,450,783
                                                                                       ---------------
                                                                                       $     4,993,961
------------------------------------------------------------------------------------------------------
                         Cable & Satellite -- 3.6%
     1,840,000           Altice Financing SA, 6.625%, 2/15/23 (144A)                   $     1,821,232
     1,645,000           Altice France SA, 8.125%, 2/1/27 (144A)                             1,628,550
     1,375,000           Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                   1,374,739
     1,055,000           Altice US Finance I Corp., 5.5%, 5/15/26 (144A)                     1,027,633
     2,290,000           CCO Holdings LLC/CCO Holdings Capital Corp., 5.0%,
                         2/1/28 (144A)                                                       2,133,994
     6,925,000           CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%,
                         2/15/26 (144A)                                                      6,855,750
     2,000,000           CSC Holdings LLC, 5.375%, 2/1/28 (144A)                             1,885,000
     2,005,000           CSC Holdings LLC, 5.5%, 4/15/27 (144A)                              1,924,800

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 31

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Cable & Satellite -- (continued)
     1,670,000           CSC Holdings LLC, 6.625%, 10/15/25 (144A)                     $     1,749,325
       917,000           DISH DBS Corp., 5.875%, 7/15/22                                       866,565
     1,787,000           Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                       1,746,792
     5,676,000           Videotron, Ltd., 5.375%, 6/15/24 (144A)                             5,668,905
                                                                                       ---------------
                                                                                       $    28,683,285
------------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 0.8%
     4,725,000           Netflix, Inc., 4.375%, 11/15/26                               $     4,341,094
     1,850,000           VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                              1,739,000
                                                                                       ---------------
                                                                                       $     6,080,094
                                                                                       ---------------
                         Total Media & Entertainment                                   $    43,624,460
------------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 3.6%
                         Pharmaceuticals -- 3.6%
     2,601,000           Endo Finance LLC, 5.75%, 1/15/22 (144A)                       $     2,353,905
     1,880,000           Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                         2/1/25 (144A)                                                       1,574,500
     3,705,000           Horizon Pharma, Inc., 6.625%, 5/1/23                                3,732,787
       370,000           Horizon Pharma, Inc./Horizon Pharma USA, Inc., 8.75%,
                         11/1/24 (144A)                                                        387,575
     2,470,000           Valeant Pharmaceuticals International, Inc., 5.5%,
                         11/1/25 (144A)                                                      2,420,600
    16,483,000           Valeant Pharmaceuticals International, Inc., 5.875%,
                         5/15/23 (144A)                                                     15,720,661
       935,000           Valeant Pharmaceuticals International, Inc., 6.5%,
                         3/15/22 (144A)                                                        967,725
     1,250,000           Valeant Pharmaceuticals International, Inc., 7.0%,
                         3/15/24 (144A)                                                      1,308,988
       200,000           Valeant Pharmaceuticals International, Inc., 8.5%,
                         1/31/27 (144A)                                                        203,500
                                                                                       ---------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences          $    28,670,241
------------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 1.2%
                         Diversified REIT -- 0.1%
     1,225,000           MPT Operating Partnership LP/MPT Finance Corp.,
                         5.0%, 10/15/27                                                $     1,151,133
------------------------------------------------------------------------------------------------------
                         Residential REIT -- 0.2%
     1,480,000           Kennedy-Wilson, Inc., 5.875%, 4/1/24                          $     1,420,800
------------------------------------------------------------------------------------------------------
                         Specialized REIT -- 0.9%
     6,000,000           Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                   $     5,340,000
     2,075,000           Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
                         6.0%, 4/15/23 (144A)                                                1,992,000
                                                                                       ---------------
                                                                                       $     7,332,000
                                                                                       ---------------
                         Total Real Estate                                             $     9,903,933
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         RETAILING -- 0.3%
                         Department Stores -- 0.1%
       900,000           JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                  $       778,500
------------------------------------------------------------------------------------------------------
                         Specialty Stores -- 0.2%
     2,134,000           PetSmart, Inc., 5.875%, 6/1/25 (144A)                         $     1,664,520
                                                                                       ---------------
                         Total Retailing                                               $     2,443,020
------------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 2.6%
                         Application Software -- 0.3%
     2,245,000           Open Text Corp., 5.875%, 6/1/26 (144A)                        $     2,256,225
------------------------------------------------------------------------------------------------------
                         Data Processing & Outsourced Services -- 1.6%
     2,848,000           Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)           $     2,897,270
     2,125,000           Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)        1,976,250
     2,750,000           First Data Corp., 5.0%, 1/15/24 (144A)                              2,715,625
     3,350,000           First Data Corp., 5.75%, 1/15/24 (144A)                             3,370,938
     1,830,000           First Data Corp., 7.0%, 12/1/23 (144A)                              1,897,710
                                                                                       ---------------
                                                                                       $    12,857,793
------------------------------------------------------------------------------------------------------
                         IT Consulting & Other Services -- 0.7%
     2,501,000           Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)              $     2,350,940
     3,249,000           Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                        3,257,122
                                                                                       ---------------
                                                                                       $     5,608,062
                                                                                       ---------------
                         Total Software & Services                                     $    20,722,080
------------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                         Communications Equipment -- 0.2%
     1,510,000           CommScope Technologies LLC, 5.0%, 3/15/27 (144A)              $     1,347,932
------------------------------------------------------------------------------------------------------
                         Electronic Components -- 0.2%
EUR  1,530,000           Belden, Inc., 3.875%, 3/15/28 (144A)                          $     1,672,260
------------------------------------------------------------------------------------------------------
                         Electronic Equipment & Instruments -- 0.2%
     1,995,000           Itron, Inc., 5.0%, 1/15/26 (144A)                             $     1,857,844
                                                                                       ---------------
                         Total Technology Hardware & Equipment                         $     4,878,036
------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 6.3%
                         Integrated Telecommunication Services -- 2.6%
     1,996,000           CenturyLink, Inc., 5.8%, 3/15/22                              $     1,988,615
     2,575,000           CenturyLink, Inc., 6.45%, 6/15/21                                   2,632,937
     1,750,000           CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                   1,750,000
     2,000,000           Frontier Communications Corp., 8.5%, 4/1/26 (144A)                  1,857,500
     2,500,000           Frontier Communications Corp., 8.75%, 4/15/22                       1,943,750
     3,600,000           Frontier Communications Corp., 11.0%, 9/15/25                       2,637,000
       475,000           Level 3 Financing, Inc., 5.375%, 5/1/25                               463,719
     2,975,000           Windstream Services LLC/Windstream Finance Corp.,
                         6.375%, 8/1/23                                                      1,428,000

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 33

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Integrated Telecommunication Services -- (continued)
     2,550,000           Windstream Services LLC/Windstream Finance Corp.,
                         8.625%, 10/31/25 (144A)                                       $     2,384,250
     3,519,000           Windstream Services LLC/Windstream Finance Corp.,
                         8.75%, 12/15/24 (144A)                                              1,706,715
     1,825,000           Windstream Services LLC/Windstream Finance Corp., 10.5%,
                         6/30/24 (144A)                                                      1,478,250
                                                                                       ---------------
                                                                                       $    20,270,736
------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 3.7%
    18,573,000           Sprint Corp., 7.25%, 9/15/21                                  $    19,408,785
     2,050,000           T-Mobile USA, Inc., 4.75%, 2/1/28                                   1,896,250
     3,445,000           T-Mobile USA, Inc., 5.125%, 4/15/25                                 3,393,325
       700,000           T-Mobile USA, Inc., 6.0%, 4/15/24                                     717,500
       860,000           T-Mobile USA, Inc., 6.5%, 1/15/26                                     905,150
     3,350,000           WCP Issuer LLC, 6.657%, 8/15/20 (144A)                              3,466,120
                                                                                       ---------------
                                                                                       $    29,787,130
                                                                                       ---------------
                         Total Telecommunication Services                              $    50,057,866
------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.7%
                         Airlines -- 0.3%
     1,920,000           Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                         3/15/20 (144A)                                                $     1,929,600
     1,060,000           DAE Funding LLC, 4.5%, 8/1/22 (144A)                                1,033,500
                                                                                       ---------------
                                                                                       $     2,963,100
------------------------------------------------------------------------------------------------------
                         Trucking -- 0.4%
     3,500,000           syncreon Group BV/syncreon Global Finance US, Inc.,
                         8.625%, 11/1/21 (144A)                                        $     3,045,000
                                                                                       ---------------
                         Total Transportation                                          $     6,008,100
------------------------------------------------------------------------------------------------------
                         UTILITIES -- 3.3%
                         Electric Utilities -- 1.0%
     2,546,000           Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)         $     2,507,810
     3,605,000           Talen Energy Supply LLC, 4.6%, 12/15/21                             3,379,687
     1,850,000           Vistra Operations Co., LLC, 5.5%, 9/1/26 (144A)                     1,822,250
                                                                                       ---------------
                                                                                       $     7,709,747
------------------------------------------------------------------------------------------------------
                         Gas Utilities -- 0.2%
     1,550,000           Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 6/15/23        $     1,336,875
------------------------------------------------------------------------------------------------------
                         Independent Power Producers & Energy Traders -- 1.5%
     6,267,000           Calpine Corp., 5.75%, 1/15/25                                 $     5,599,878
     1,669,000           NRG Energy, Inc., 6.25%, 5/1/24                                     1,703,849
     1,224,000           NRG Energy, Inc., 6.625%, 1/15/27                                   1,266,840
       710,000           NRG Energy, Inc., 7.25%, 5/15/26                                      754,375
       333,900           NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                         12/15/25 (144A)                                                       360,612

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Independent Power Producers &
                         Energy Traders -- (continued)
     2,950,000           TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)          $     2,795,125
                                                                                       ---------------
                                                                                       $    12,480,679
------------------------------------------------------------------------------------------------------
                         Pipeline -- 0.6%
     1,065,000           DCP Midstream Operating LP, 2.7%, 4/1/19                      $     1,057,013
       913,000           DCP Midstream Operating LP, 3.875%, 3/15/23                           876,480
     3,400,000           DCP Midstream Operating LP, 5.6%, 4/1/44                            3,077,000
                                                                                       ---------------
                                                                                       $     5,010,493
                                                                                       ---------------
                         Total Utilities                                               $    26,537,794
------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS
                         (Cost $616,827,063)                                           $   599,520,577
------------------------------------------------------------------------------------------------------
                         INSURANCE-LINKED SECURITIES --
                         3.8% of Net Assets(1)
                         CATASTROPHE LINKED BONDS -- 1.2%
                         Earthquake - California -- 0.2%
       800,000(d)        Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)                $       805,280
       500,000(d)        Ursa Re, 6.33% (3 Month U.S. Treasury Bill + 400 bps),
                         12/10/19 (144A)                                                       500,500
                                                                                       ---------------
                                                                                       $     1,305,780
------------------------------------------------------------------------------------------------------
                         Earthquake - Mexico -- 0.0%+
       350,000(d)        International Bank for Reconstruction & Development,
                         10.364% (3 Month USD LIBOR + 825 bps), 2/14/20 (144A) $               349,188
------------------------------------------------------------------------------------------------------
                         Earthquake - Peru -- 0.0%+
       350,000(d)        International Bank for Reconstruction & Development, 8.114%
                         (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)                 $       353,325
------------------------------------------------------------------------------------------------------
                         Multiperil - U.S. -- 0.6%
       750,000(d)        Caelus Re V, 2.83% (1 Month U.S. Treasury Bill + 50 bps),
                         6/5/20 (144A)                                                 $            75
       450,000(d)        Caelus Re V, 9.83% (3 Month U.S. Treasury Bill + 750 bps),
                         6/7/21 (144A)                                                         451,755
     1,000,000(d)        Kilimanjaro Re, 9.08% (3 Month U.S. Treasury Bill + 675 bps),
                         12/6/19 (144A)                                                      1,010,600
     1,250,000(d)        Kilimanjaro Re, 11.58% (3 Month U.S. Treasury Bill +
                         925 bps), 12/6/19 (144A)                                            1,275,125
     1,000,000(d)        Kilimanjaro II Re, 11.791% (6 Month USD LIBOR +
                         949 bps), 4/20/21 (144A)                                            1,006,500
     1,000,000(d)        Residential Reinsurance 2016, 7.525%, (3 Month U.S.
                         Treasury Bill + 520 bps), 12/6/20 (144A)                            1,007,700
                                                                                       ---------------
                                                                                       $     4,751,755
------------------------------------------------------------------------------------------------------
                         Multiperil - Worldwide -- 0.3%
       600,000(d)        Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                         1/8/20 (144A)                                                 $       601,980

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 35

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Multiperil - Worldwide -- (continued)
       600,000(d)        Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                         1/8/20 (144A)                                                 $       599,880
       600,000(d)        Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                         1/8/21 (144A)                                                         601,020
       250,000(d)        Galilei Re, 10.59% (6 Month USD LIBOR + 841 bps),
                         1/8/20 (144A)                                                         251,525
       250,000(d)        Galilei Re, 10.61% (6 Month USD LIBOR + 841 bps),
                         1/8/21 (144A)                                                         253,625
                                                                                       ---------------
                                                                                       $     2,308,030
------------------------------------------------------------------------------------------------------
                         Pandemic - Worldwide -- 0.1%
       400,000(d)        International Bank for Reconstruction & Development,
                         14.135% (6 Month USD LIBOR + 1,150 bps),
                         7/15/20 (144A)                                                $       376,880
                                                                                       ---------------
                         Total Catastrophe Linked Bonds                                $     9,444,958
------------------------------------------------------------------------------------------------------
                         COLLATERALIZED REINSURANCE -- 0.9%
                         Earthquake - California -- 0.1%
       750,000+(f)       Resilience Re, Variable Rate Notes, 1/8/19 (144A)             $       750,000
------------------------------------------------------------------------------------------------------
                         Multiperil - U.S. -- 0.0%+
       500,000+(f)       Kingsbarns Re 2017, Variable Rate Notes, 5/15/19              $        76,600
------------------------------------------------------------------------------------------------------
                         Multiperil - Worldwide -- 0.7%
       460,649+(f)       Clarendon Re 2018, Variable Rate Notes, 1/15/19               $       400,534
     1,000,000+(f)       Cypress Re 2017, Variable Rate Notes, 1/10/19                         457,600
       360,822+(f)       Dartmouth Re 2018, Variable Rate Notes, 1/15/19                       293,132
       584,814+(f)       Gloucester Re 2018, Variable Rate Notes, 1/15/19                      433,289
       490,254+(f)       Kilarney Re 2018, Variable Rate Notes, 4/15/19                        466,477
       500,000+(f)       Limestone Re 2016-1, Variable Rate Notes, 8/31/21                     496,050
       500,000+(f)       Limestone Re 2016-1, Variable Rate Notes, 8/31/21                     496,050
       400,000+(f)       Merion Re 2018-1, Variable Rate Notes, 12/31/21                       391,912
       400,000+(f)       Old Head Re 2018, Variable Rate Notes, 12/31/21                       396,515
       333,342+(f)       Oyster Bay Re 2018, Variable Rate Notes, 1/15/19                      293,274
       350,000+(f)       Resilience Re, Variable Rate Notes, 4/8/19                            348,565
       800,000+(f)       Resilience Re, Variable Rate Notes, 5/1/19                              8,000
       340,299+(f)       Seminole Re 2018, Variable Rate Notes, 1/15/19                        292,725
       442,599+(f)       Walton Health Re 2018, Variable Rate Notes, 6/15/19                   353,327
       400,000+(f)       Wentworth Re 2017, Variable Rate Notes, 7/13/19                        98,520
                                                                                       ---------------
                                                                                       $     5,225,970
------------------------------------------------------------------------------------------------------
                         Windstorm - Florida -- 0.1%
       400,000+(f)       Formby Re 2018, Variable Rate Notes, 6/15/19                  $       409,880
       138,027+(f)       Formby Re 2018-2, Variable Rate Notes, 12/31/18                       135,004
       750,000+(f)       Portrush Re 2017, Variable Rate Notes, 6/15/19                        597,600
                                                                                       ---------------
                                                                                       $     1,142,484
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Windstorm - U.S. Regional -- 0.0%+
       500,000+(f)       Oakmont Re 2017, Variable Rate Notes, 4/15/19                 $         5,750
       400,000+(f)       Promissum Re 2018, Variable Rate Notes, 6/15/19                       390,520
                                                                                       ---------------
                                                                                       $       396,270
                                                                                       ---------------
                         Total Collateralized Reinsurance                              $     7,591,324
------------------------------------------------------------------------------------------------------
                         INDUSTRY LOSS WARRANTIES -- 0.2%
                         Multiperil - U.S. -- 0.2%
       350,000+(f)       Cypress Re 2018, Variable Rate Notes, 1/15/19                 $       345,034
       950,000+(f)       Pinehurst Re 2018, Variable Rate Notes, 1/15/19                       947,435
                                                                                       ---------------
                         Total Industry Loss Warranties                                $     1,292,469
------------------------------------------------------------------------------------------------------
                         REINSURANCE SIDECARS -- 1.5%
                         Multiperil - U.S. -- 0.3%
     4,500,000+(f)       Carnoustie Re 2015, Variable Rate Notes, 7/1/19               $        14,400
     3,600,000+(f)       Carnoustie Re 2016, Variable Rate Notes, 11/30/20                      97,200
     1,500,000+(f)       Carnoustie Re 2017, Variable Rate Notes, 11/30/21                     381,300
       300,000+(f)       Carnoustie Re 2018, Variable Rate Notes, 12/31/21                     334,973
     1,400,000+(f)       Harambee Re 2018, Variable Rate Notes, 12/31/21                     1,501,780
     1,500,000+(f)       Prestwick Re 2015-1, Variable Rate Notes, 7/1/19                       25,500
                                                                                       ---------------
                                                                                       $     2,355,153
------------------------------------------------------------------------------------------------------
                         Multiperil - Worldwide -- 1.2%
     1,000,000+(f)       Arlington Re 2015, Variable Rate Notes, 2/1/19                $        48,600
     2,152,482+(f)       Berwick Re 2018-1, Variable Rate Notes, 12/31/21                    2,106,849
       400,000+(f)       Blue Lotus Re 2018, Variable Rate Notes, 12/31/21                     444,360
       250,000+(f)       Eden Re II, Variable Rate Notes, 3/22/21 (144A)                       121,150
       750,000+(f)       Eden Re II, Variable Rate Notes, 3/22/22 (144A)                       782,700
       300,000+(f)       Eden Re II, Variable Rate Notes, 3/22/22 (144A)                       313,260
     2,400,000+(f)       Gleneagles Re 2016, Variable Rate Notes, 11/30/20                     148,800
       400,000+(f)       Gleneagles Re 2018, Variable Rate Notes, 12/31/21                     437,597
       400,000+(f)       Limestone Re 2018, Variable Rate Notes, 3/1/22                        412,760
       800,000+(f)       Lorenz Re 2017, Variable Rate Notes, 3/31/20                          168,640
       800,000+(f)       Lorenz Re 2018, Variable Rate Notes, 7/1/21                           791,120
     1,000,000+(f)       Madison Re 2016, Variable Rate Notes, 3/31/19                          27,800
       500,000+(f)       Madison Re 2017, Variable Rate Notes, 12/31/19                        131,950
       400,000+(f)       Madison Re 2018, Variable Rate Notes, 12/31/21                        439,640
       900,000+(f)       Merion Re 2018-2, Variable Rate Notes, 12/31/21                       970,560
     4,500,000+(f)       Pangaea Re 2015-1, Variable Rate Notes, 2/1/19                          8,100
     5,800,000+(f)       Pangaea Re 2015-2, Variable Rate Notes, 11/30/19                       18,560
     4,200,000+(f)       Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                       24,360
     2,000,000+(f)       Pangaea Re 2016-2, Variable Rate Notes, 11/30/20                       16,300
       500,000+(f)       Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                      510,650
       500,000+(f)       Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                        457,300
     1,000,000+(f)       St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                     67,800

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 37

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         Multiperil - Worldwide -- (continued)
       868,992+(f)       St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19            $        85,509
       250,000+(f)       Thopas Re 2018, Variable Rates Notes, 12/31/21                        268,450
     4,000,000+(f)       Versutus Re 2016-1, Variable Rate Notes, 11/30/20                      30,800
     1,100,000+(f)       Versutus Re 2017, Variable Rate Notes, 11/30/21                        49,830
       450,000+(f)       Versutus Re 2018, Variable Rate Notes, 12/31/21                       475,290
       300,000+(f)       Viribus Re 2018, Variable Rate Notes, 12/31/21                        297,000
       405,831+(f)       Woburn Re 2018, Variable Rate Notes, 12/31/21                         424,621
                                                                                       ---------------
                                                                                       $    10,080,356
                                                                                       ---------------
                         Total Reinsurance Sidecars                                    $    12,435,509
------------------------------------------------------------------------------------------------------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $31,205,985)                                            $    30,764,260
------------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN INTERESTS --
                         6.6% of Net Assets*(d)
                         AUTOMOBILES & COMPONENTS -- 0.9%
                         Auto Parts & Equipment -- 0.9%
         4,008           Allison Transmission, Inc., New Term Loan, 4.04%
                         (LIBOR + 175 bps), 9/23/22                                    $         4,031
     1,548,090           TI Group Automotive Systems LLC, Initial US Term Loan,
                         4.802% (LIBOR + 250 bps), 6/30/22                                   1,542,284
     5,802,003           Tower Automotive Holdings USA LLC, Initial Term Loan,
                         5.063% (LIBOR + 275 bps), 3/7/24                                    5,804,422
                                                                                       ---------------
                         Total Automobiles & Components                                $     7,350,737
------------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 0.3%
                         Building Products -- 0.3%
     2,358,698           Builders FirstSource, Inc., Refinancing Term Loan, 5.386%
                         (LIBOR + 300 bps), 2/29/24                                    $     2,340,517
                                                                                       ---------------
                         Total Capital Goods                                           $     2,340,517
------------------------------------------------------------------------------------------------------
                         COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                         Diversified Support Services -- 0.0%+
       406,095           IAP Worldwide Services, Inc., Second Lien Term Loan,
                         8.886% (LIBOR + 650 bps), 7/18/19                             $       402,034
------------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 0.1%
       530,280           WCA Waste Systems, Inc., Initial Term Loan, 4.802%
                         (LIBOR + 250 bps), 8/11/23                                    $       528,954
                                                                                       ---------------
                         Total Commercial Services & Supplies                          $       930,988
------------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.4%
                         Specialized Finance -- 0.4%
     3,229,000(g)        Encino Acquisition Partners Holdings LLC, Second Lien
                         Term Loan, 9/26/25                                            $     3,293,580
                                                                                       ---------------
                         Total Diversified Financials                                  $     3,293,580
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         ENERGY -- 0.4%
                         Oil & Gas Drilling -- 0.4%
     3,210,000           Gavilan Resources LLC, Second Lien Initial Term Loan,
                         8.28% (LIBOR + 600 bps), 3/1/24                               $     3,021,413
                                                                                       ---------------
                         Total Energy                                                  $     3,021,413
------------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                         Health Care Services -- 0.5%
     1,079,375           Alliance HealthCare Services, Inc., First Lien Initial Term
                         Loan, 6.802% (LIBOR + 450 bps), 10/24/23                      $     1,086,796
     2,473,450           National Mentor Holdings, Inc., Tranche B Term Loan,
                         5.386% (LIBOR + 300 bps), 1/31/21                                   2,473,450
                                                                                       ---------------
                                                                                       $     3,560,246
------------------------------------------------------------------------------------------------------
                         Health Care Supplies -- 0.2%
     1,812,063           Kinetic Concepts, Inc., Dollar Term Loan, 5.636% (LIBOR +
                         325 bps), 2/2/24                                              $     1,820,934
                                                                                       ---------------
                         Total Health Care Equipment & Services                        $     5,381,180
------------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                         Personal Products -- 0.3%
     3,904,307           Revlon Consumer Products Corp., Initial Term Loan B,
                         5.813% (LIBOR + 350 bps), 9/7/23                              $     2,866,737
                                                                                       ---------------
                         Total Household & Personal Products                           $     2,866,737
------------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.0%+
                         Property & Casualty Insurance -- 0.0%+
       358,628           Alliant Holdings Intermediate LLC, Initial Term Loan, 5.28%
                         (LIBOR + 300 bps), 5/9/25                                     $       358,712
                                                                                       ---------------
                         Total Insurance                                               $       358,712
------------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.9%
                         Diversified Metals & Mining -- 0.3%
     2,443,875           Aleris International, Inc., Initial Term Loan, 7.052%
                         (LIBOR + 475 bps), 2/27/23                                    $     2,470,350
------------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 0.2%
     1,033,705           Axalta Coating Systems Dutch Holding B BV (Axalta
                         Coating Systems US Holdings, Inc.), Term B-3 Dollar
                         Loan, 4.136% (LIBOR + 175 bps), 6/1/24                        $     1,032,484
------------------------------------------------------------------------------------------------------
                         Steel -- 0.4%
     3,372,677           Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term
                         Loan, 4.623% (LIBOR + 225 bps), 6/14/21                       $     3,371,631
                                                                                       ---------------
                         Total Materials                                               $     6,874,465
------------------------------------------------------------------------------------------------------
                         MEDIA & ENTERTAINMENT -- 0.2%
                         Broadcasting -- 0.2%
     1,358,190           Univision Communications, Inc., 2017 Replacement
                         Repriced First Lien Term Loan, 5.052% (LIBOR +
                         275 bps), 3/15/24                                             $     1,305,278
                                                                                       ---------------
                         Total Media & Entertainment                                   $     1,305,278
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 39

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                               Value
------------------------------------------------------------------------------------------------------
                         RETAILING -- 0.8%
                         Automotive Retail -- 0.5%
     4,253,454           CWGS Group LLC (aka Camping World, Inc.), Term Loan,
                         5.029% (LIBOR + 275 bps), 11/8/23                             $     4,111,674
------------------------------------------------------------------------------------------------------
                         Department Stores -- 0.3%
     2,474,026           Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.531%
                         (LIBOR + 325 bps), 10/25/20                                   $     2,257,034
                                                                                       ---------------
                         Total Retailing                                               $     6,368,708
------------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.2%
                         Semiconductors -- 0.2%
     2,058,711           ON Semiconductor Corp., 2018 New Replacement Term B-3
                         Loan, 4.052% (LIBOR + 175 bps), 3/31/23                       $     2,057,939
                                                                                       ---------------
                         Total Semiconductors & Semiconductor Equipment                $     2,057,939
------------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 1.3%
                         Integrated Telecommunication Services -- 0.6%
     5,000,000           Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.53%
                         (LIBOR + 225 bps), 2/22/24                                    $     5,009,375
------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 0.7%
     5,100,408           Virgin Media Bristol LLC, Facility K, 4.78% (LIBOR + 250
                         bps), 1/15/26                                                 $     5,103,142
                                                                                       ---------------
                         Total Telecommunication Services                              $    10,112,517
------------------------------------------------------------------------------------------------------
                         UTILITIES -- 0.1%
                         Electric Utilities -- 0.1%
       956,395           Vistra Operations Co. LLC (fka Tex Operations Co. LLC),
                         Initial Term Loan, 4.302% (LIBOR + 200 bps), 8/4/23           $       955,395
                                                                                       ---------------
                         Total Utilities                                               $       955,395
------------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $53,832,834)                                            $    53,218,166
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------------------
                         RIGHTS/WARRANTS -- 0.0% of Net Assets
                         CAPITAL GOODS -- 0.0%
                         Industrial Machinery -- 0.0%
           353^(a)(h)    LTR Intermediate Holdings, Inc., 6/29/19                      $            --
                                                                                       ---------------
                         Total Capital Goods                                           $            --
------------------------------------------------------------------------------------------------------
                         ENERGY -- 0.0%+
                         Coal & Consumable Fuels -- 0.0%+
           921(a)(i)     Contura Energy, Inc., 7/25/23                                 $        40,524
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Shares                                                                                Value
------------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 0.0%+
     4,728,525(a)(j)     ANR, Inc., 3/31/23                                            $        63,362
         2,136^(a)(k)    BioScrip, Inc., 6/30/25                                                 1,517
         2,136^(a)(l)    BioScrip, Inc., 6/30/25                                                 1,196
         7,233^(a)(m)    Midstates Petroleum Co., Inc., 4/21/20                                     --
                                                                                       ---------------
                                                                                                66,075
                                                                                       ---------------
                         Total Energy                                                  $       106,599
------------------------------------------------------------------------------------------------------
                         TOTAL RIGHTS/WARRANTS
                         (Cost $598,120)                                               $       106,599
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
------------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS --
                         0.4% of Net Assets
                         REPURCHASE AGREEMENTS -- 0.4%
     1,585,000           $1,585,000 TD Securities USA LLC, 2.19%, dated 10/31/18
                         plus accrued interest on 11/1/18 collateralized by
                         $1,616,743 U.S. Treasury Notes, 2.25%, 1/31/24                $     1,585,000
     1,585,000           $1,585,000 TD Securities USA LLC, 2.21%, dated 10/31/18
                         plus accrued interest on 11/1/18 collateralized by
                         $1,616,743 U.S. Treasury Notes, 2.25%, 1/31/24                      1,585,000
                                                                                       ---------------
                                                                                       $     3,170,000
------------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $3,170,000)                                             $     3,170,000
------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.3%
                         (Cost $800,144,039)                                           $   785,995,010
------------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- 1.7%                          $    13,405,838
------------------------------------------------------------------------------------------------------
                         NET ASSETS -- 100.0%                                          $   799,400,848
======================================================================================================

(1)     Securities are restricted as to resale.

bps     Basis Points.

LIBOR   London Interbank Offered Rate.

REIT    Real Estate Investment Trust.

ZERO    Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $344,387,332, or 43.1% of net assets.

+       Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 41

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(a)     Non-income producing security.

(b)     Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2018.

(d) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2018.

(e) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)     Rate to be determined.

(g) This term loan will settle after October 31, 2018, at which time the interest rate will be determined.

(h) LTR Intermediate Holdings, Inc. warrants are exercisable into 353 shares.

(i)     Contura Energy, Inc. warrants are exercisable into 921 shares.

(j)     ANR, Inc. warrants are exercisable into 4,728,525 shares.

(k)     BioScrip, Inc. warrants are exercisable into 2,136 shares.

(l)     BioScrip, Inc. warrants are exercisable into 2,136 shares.

(m) Midstates Petroleum Co., Inc. warrants are exercisable into 7,233 shares.

FUTURES CONTRACT
INDEX FUTURES CONTRACT

----------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional      Market        Unrealized
Short       Description     Date          Amount        Value         Appreciation
----------------------------------------------------------------------------------
133         S&P 500 EMINI   12/21/18      $19,241,110   $18,028,150   $1,212,960
----------------------------------------------------------------------------------
TOTAL FUTURE CONTRACT                     $19,241,110   $18,028,150   $1,212,960
==================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/18

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                Obligation                     Annual                              Unrealized
Notional        Reference/        Pay/         Fixed     Expiration    Premiums    Appreciation      Market
Amount ($)(1)   Index             Receive(2)   Rate      Date          Paid        (Depreciation)    Value
------------------------------------------------------------------------------------------------------------------
   8,463,022    Markit CDX        Receive      5.00%     12/20/19      $378,362    $  (47,735)       $ 330,627
                North America
                High Yield
                Index Series 23
   5,798,400    Markit CDX        Receive      5.00%     12/20/20       321,553        29,629          351,182
                North America
                High Yield
                Index Series 25
------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACTS - SELL PROTECTION                                       $699,915    $  (18,106)       $ 681,809
==================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

------------------------------------------------------------------------------------------------------------------
                              Obligation                Annual
Notional                      Reference/    Pay/        Fixed   Expiration   Premiums     Unrealized     Market
Amount ($)(1)  Counterparty   Index         Receive(2)  Rate    Date         (Received)   Appreciation   Value
------------------------------------------------------------------------------------------------------------------
655,000        Goldman Sachs  Chesapeake    Receive     5.00%   6/20/22      $ (80,238)   $ 121,332      $ 41,094
               International  Energy Corp.
415,000        Goldman Sachs  Chesapeake    Receive     5.00%   6/20/22        (50,837)      76,875        26,038
               International  Energy Corp.
690,000        Goldman Sachs  Chesapeake    Receive     5.00%   6/20/22        (77,625)     120,915        43,290
               International  Energy Corp.
------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS - SELL PROTECTION                                             $(208,700)   $ 319,122      $110,422
==================================================================================================================
TOTAL SWAP CONTRACTS                                                         $ 491,215    $ 301,016      $792,231
==================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR - Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2018, were as follows:

------------------------------------------------------------------------------------------------------------------
                                                              Purchases                       Sales
------------------------------------------------------------------------------------------------------------------
Long-Term U.S. Government Securities                          $         --                    $ 13,000,000
Other Long-term Securities                                    $387,864,548                    $480,983,668

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 43

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund engaged in purchases of $2,989,886 and sales of $11,113,828 pursuant to these procedures, which resulted in a net realized gain/loss of $670,706.

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $803,478,379 was as follows:

        Aggregate gross unrealized appreciation for all investments in
          which there is an excess of value over tax cost                   $ 24,331,226
        Aggregate gross unrealized depreciation for all investments in
          which there is an excess of tax cost over value                    (39,809,404)
                                                                            ------------
        Net unrealized depreciation                                         $(15,478,178)
                                                                            ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/18

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------------------
                                   Level 1          Level 2         Level 3          Total
-----------------------------------------------------------------------------------------------------
Common Stocks
  Energy
     Oil & Gas
       Exploration & Production    $       7,354    $         --    $   1,497,919    $     1,505,273
  All Other Common Stocks             17,060,144              --               --         17,060,144
Convertible Preferred Stocks
  Health Care
     Equipment & Services
     Health Care Services                     --              --           67,898             67,898
  All Other Convertible
     Preferred Stocks                 11,879,161              --               --         11,879,161
Preferred Stock                        2,569,410              --               --          2,569,410
Asset Backed Security                         --         742,508               --            742,508
Collateralized Mortgage
  Obligations                                 --       9,662,227               --          9,662,227
Convertible Corporate Bonds                   --      55,728,787               --         55,728,787
Corporate Bonds                               --     599,520,577               --        599,520,577
Insurance-Linked Securities
  Collateralized Reinsurance
     Earthquake - California                  --              --          750,000            750,000
     Multiperil - U.S.                        --              --           76,600             76,600
     Multiperil - Worldwide                   --              --        5,225,970          5,225,970
     Windstorm - Florida                      --              --        1,142,484          1,142,484
     Windstorm - U.S. Regional                --              --          396,270            396,270
  Industry Loss Warranties
     Multiperil - U.S.                        --              --        1,292,469          1,292,469
  Reinsurance Sidecars
     Multiperil - U.S.                        --              --        2,355,153          2,355,153
     Multiperil - Worldwide                   --              --       10,080,356         10,080,356
  All Other Insurance-Linked
     Securities                               --       9,444,958               --          9,444,958
Senior Secured Floating
  Rate Loan Interests                         --      53,218,166               --         53,218,166
Rights/Warrants
  Capital Goods
     Industrial Machinery                     --              --               --*                --
  Energy
  Oil & Gas
     Exploration & Production                 --          63,362            2,713             66,075
  All Other Rights/Warrants                               40,524               --             40,524
Repurchase Agreements                         --       3,170,000               --          3,170,000
-----------------------------------------------------------------------------------------------------
Total Investments in Securities    $  31,516,069    $731,591,109    $  22,887,832    $   785,995,010
=====================================================================================================
Other Financial Instruments
  Net unrealized appreciation
    on futures contracts           $   1,212,960    $         --    $          --    $     1,212,960
  Swap contracts, at value                    --         792,231               --            792,231
-----------------------------------------------------------------------------------------------------
Total Other
   Financial Instruments           $   1,212,960    $    792,231    $          --    $     2,005,191
=====================================================================================================

* Security valued at $0

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 45

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                          Convertible    Insurance-
                           Common         Preferred      Linked             Rights/
                           Stocks         Stocks         Securities         Warrants    Total
-----------------------------------------------------------------------------------------------------
Balance as
  of 10/31/17              $1,498,655     $  68,774      $ 17,918,535(a)    $  2,649    $ 19,488,613
Realized
  gain (loss)(1)                 (736)           --          (142,473)            --        (143,209)
Change in
  unrealized
  appreciation
  (depreciation)(2)                --          (876)       (1,612,552)            64      (1,613,364)
Accrued
  discounts/
  premiums                         --            --            (1,763)            --          (1,763)
Purchases                          --            --        17,013,753             --      17,013,753
Sales                              --            --       (11,856,198)            --     (11,856,198)
Transfers in
  to Level 3*                      --            --                --             --              --
Transfers out
  of Level 3*                      --            --                --             --              --
-----------------------------------------------------------------------------------------------------
Balance as
 of 10/31/18               $1,497,919     $  67,898      $ 21,319,302       $  2,713    $ 22,887,832
=====================================================================================================

(a) Securities were classified as Corporate Bonds on the October 31, 2017 financial statements.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended October 31, 2018, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments
     still held and considered Level 3 at October 31, 2018:                                $(653,170)
                                                                                           ---------

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/18

Statement of Assets and Liabilities | 10/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $800,144,039)    $785,995,010
  Cash                                                                    1,589,944
  Foreign currencies, at value (cost $1,996,338)                          1,831,530
  Swap contracts, at value (net premiums paid $491,215)                     792,231
  Futures collateral                                                      1,179,000
  Swap collateral                                                         1,000,271
  Net unrealized appreciation on futures contracts                        1,212,960
  Variation margin for central cleared swap contracts                        11,391
  Receivables --
     Investment securities sold                                           5,573,265
     Fund shares sold                                                       302,338
     Dividends                                                               12,202
     Interest                                                            10,680,604
  Other assets                                                               36,558
------------------------------------------------------------------------------------
          Total assets                                                 $810,217,304
====================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                  $  6,306,749
      Fund shares repurchased                                             1,664,521
      Distributions                                                         272,071
      Trustees' fees                                                          5,180
   Due to broker for futures                                              1,212,628
   Due to broker for swaps                                                  685,848
   Variation margin for futures contracts                                   171,238
   Due to affiliates                                                        141,810
   Accrued expenses                                                         356,411
------------------------------------------------------------------------------------
           Total liabilities                                           $ 10,816,456
====================================================================================
NET ASSETS:
  Paid-in capital                                                      $838,561,517
  Distributable earnings (loss)                                         (39,160,669)
------------------------------------------------------------------------------------
         Net assets                                                    $799,400,848
====================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $537,907,103/57,405,397 shares)                    $       9.37
  Class C (based on $37,546,009/3,924,815 shares)                      $       9.57
  Class R (based on $18,404,819/1,734,592 shares)                      $      10.61
  Class Y (based on $205,542,917/21,916,996 shares)                    $       9.38
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.37 net asset value per share/100%-4.50%
     maximum sales charge)                                             $       9.81
====================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 47

Statement of Operations

FOR THE YEAR ENDED 10/31/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                        $  52,003,865
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $1,384)                                     1,525,169
------------------------------------------------------------------------------------------
     Total investment income                                                $  53,529,034
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   6,052,990
  Administrative expense                                          315,323
  Transfer agent fees
     Class A                                                      560,125
     Class C                                                      144,612
     Class R                                                       48,060
     Class Y                                                      194,619
  Distribution fees
     Class A                                                    1,247,248
     Class C                                                    1,529,251
     Class R                                                      101,766
  Shareowner communications expense                               122,691
  Custodian fees                                                   43,130
  Registration fees                                                85,451
  Professional fees                                                71,367
  Printing expense                                                 29,270
  Pricing fees                                                     29,636
  Trustees' fees                                                   38,127
  Insurance expense                                                12,451
  Miscellaneous                                                    69,287
------------------------------------------------------------------------------------------
     Total expenses                                                         $  10,695,404
------------------------------------------------------------------------------------------
        Net investment income                                               $  42,833,630
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                    $   8,454,591
     Futures contracts                                         (3,994,282)
     Swap contracts                                               735,838
     Other assets and liabilities denominated in
        foreign currencies                                         12,176   $   5,208,323
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                    $ (48,054,676)
     Futures contracts                                          2,392,978
     Swap contracts                                              (219,039)
     Other assets and liabilities denominated in
        foreign currencies                                       (163,470)  $ (46,044,207)
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                    $ (40,835,884)
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $   1,997,746
==========================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/18

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                         Year Ended       Year Ended
                                                                         10/31/18         10/31/17
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                             $   42,833,630   $   48,130,843
Net realized gain (loss) on investments                                       5,208,323       24,970,616
Change in net unrealized appreciation (depreciation)
   on investments                                                           (46,044,207)      15,313,045
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                $    1,997,746   $   88,414,504
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($0.45 and $0.47 per share, respectively)                   $  (23,425,099)  $  (26,300,134)
     Class C ($0.39 and $0.41 per share, respectively)                       (6,083,826)      (9,447,432)
     Class R ($0.47 and $0.48 per share, respectively)                         (872,213)      (1,247,795)
     Class Y ($0.48 and $0.49 per share, respectively)                      (11,004,625)     (11,451,263)
---------------------------------------------------------------------------------------------------------
        Total distributions to shareowners                               $  (41,385,763)  $  (48,446,624)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                        $  211,098,816   $  154,126,288
Reinvestment of distributions                                                36,782,944       42,729,533
Cost of shares repurchased                                                 (381,046,794)    (365,104,577)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
        share transactions                                               $ (133,165,034)  $ (168,248,756)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                          $ (172,553,051)  $ (128,280,876)
NET ASSETS:**
Beginning of year                                                        $  971,953,899   $1,100,234,775
---------------------------------------------------------------------------------------------------------
End of year                                                              $  799,400,848   $  971,953,899
=========================================================================================================
*  For the year ended October 31, 2017 Distributions to Shareowners was presented as follows:
   Net investment income:
     Class A ($0.47 per share)                                                            $  (26,300,134)
     Class C ($0.41 per share)                                                                (9,447,432)
     Class K ($0.48 per share)                                                                (1,247,795)
     Class Y ($0.49 per share)                                                               (11,451,263)
** For the year ended October 31, 2017 Distributions in excess of net investment income was presented as follows: $(464,860)

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 49

--------------------------------------------------------------------------------------
                          Year Ended    Year Ended        Year Ended    Year Ended
                          10/31/18      10/31/18          10/31/17      10/31/17
                          Shares        Amount            Shares        Amount
--------------------------------------------------------------------------------------
Class A
Shares sold                16,425,475   $  157,412,106      7,265,088   $  70,314,457
Reinvestment of
   distributions            2,124,353       20,405,552      2,416,226      23,373,878
Less shares repurchased   (14,737,775)    (141,604,735)   (17,619,851)   (169,556,007)
--------------------------------------------------------------------------------------
      Net increase
          (decrease)        3,812,053   $   36,212,923     (7,938,537)  $ (75,867,672)
======================================================================================
Class C
Shares sold                   413,159   $    4,059,361        695,591   $   6,788,572
Reinvestment of
   distributions              589,122        5,794,772        808,757       7,988,610
Less shares repurchased   (16,322,682)    (159,702,784)    (9,252,653)    (91,585,846)
--------------------------------------------------------------------------------------
      Net decrease        (15,320,401)  $ (149,848,651)    (7,748,305)  $ (76,808,664)
======================================================================================
Class R
Shares sold                   324,678   $    3,539,805        612,267   $   6,675,801
Reinvestment of
   distributions               72,776          791,978         98,530       1,079,060
Less shares repurchased      (859,962)      (9,409,948)    (1,297,690)    (14,226,935)
--------------------------------------------------------------------------------------
      Net decrease           (462,508)  $   (5,078,165)      (586,893)  $  (6,472,074)
======================================================================================
Class Y
Shares sold                 4,773,706   $   46,087,544      7,263,541   $  70,347,458
Reinvestment of
   distributions            1,017,895        9,790,642      1,062,198      10,287,985
Less shares repurchased    (7,309,538)     (70,329,327)    (9,292,859)    (89,735,789)
--------------------------------------------------------------------------------------
      Net decrease         (1,517,937)  $  (14,451,141)      (967,120)  $  (9,100,346)
======================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year          Year         Year         Year
                                                             Ended        Ended         Ended        Ended        Ended
                                                             10/31/18     10/31/17      10/31/16*    10/31/15*    10/31/14*
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.80     $   9.43      $   9.33     $  10.54     $  11.07
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.47(a)  $   0.46(a)   $   0.46(a)  $   0.44(a)  $   0.46
   Net realized and unrealized gain (loss) on investments       (0.45)        0.38          0.19        (0.73)       (0.11)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.02     $   0.84      $   0.65     $  (0.29)    $   0.35
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.45)    $  (0.47)     $  (0.48)    $  (0.45)    $  (0.49)
   Net realized gain                                               --           --         (0.07)       (0.47)       (0.39)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.45)    $  (0.47)     $  (0.55)    $  (0.92)    $  (0.88)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.43)    $   0.37      $   0.10     $  (1.21)    $  (0.53)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.37     $   9.80      $   9.43     $   9.33     $  10.54
===========================================================================================================================
Total return (b)                                                 0.21%        9.05%(c)      7.29%       (2.97)%       3.22%
Ratio of net expenses to average net assets                      1.14%        1.15%         1.17%        1.17%        1.15%
Ratio of net investment income (loss) to average net assets      4.87%        4.80%         5.09%        4.51%        4.34%
Portfolio turnover rate                                            45%          39%           41%          32%          28%
Net assets, end of period (in thousands)                     $537,907     $525,164      $580,260     $651,646     $895,795
===========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 51

---------------------------------------------------------------------------------------------------------------------------
                                                              Year        Year          Year         Year         Year
                                                              Ended       Ended         Ended        Ended        Ended
                                                              10/31/18    10/31/17      10/31/16*    10/31/15*    10/31/14*
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 10.01     $   9.63      $   9.52     $  10.74     $  11.28
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.40(a)  $   0.41(a)   $   0.41(a)  $   0.38(a)  $   0.40
   Net realized and unrealized gain (loss) on investments       (0.45)        0.38          0.19        (0.75)       (0.13)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.05)    $   0.79      $   0.60     $  (0.37)    $   0.27
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.39)    $  (0.41)     $  (0.42)    $  (0.38)    $  (0.42)
   Net realized gain                                               --           --         (0.07)       (0.47)       (0.39)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.39)    $  (0.41)     $  (0.49)    $  (0.85)    $  (0.81)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.44)    $   0.38      $   0.11     $  (1.22)    $  (0.54)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.57     $  10.01      $   9.63     $   9.52     $  10.74
===========================================================================================================================
Total return (b)                                                (0.52)%       8.29%(c)      6.60%       (3.64)%       2.41%
Ratio of net expenses to average net assets                      1.86%        1.86%         1.88%        1.89%        1.83%
Ratio of net investment income (loss) to average net assets      4.10%        4.11%         4.40%        3.79%        3.65%
Portfolio turnover rate                                            45%          39%           41%          32%          28%
Net assets, end of period (in thousands)                      $37,546     $192,558      $259,910     $310,805     $397,186
===========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------
                                                             Year        Year         Year         Year        Year
                                                             Ended       Ended        Ended        Ended       Ended
                                                             10/31/18    10/31/17     10/31/16*    10/31/15*   10/31/14*
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 11.09     $ 10.68      $ 10.53      $ 11.84     $ 12.39
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.49(a)  $  0.48(a)   $  0.49(a)   $  0.46(a)  $  0.48
   Net realized and unrealized gain (loss) on investments      (0.50)       0.41         0.22        (0.83)      (0.14)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.01)    $  0.89      $  0.71      $ (0.37)    $  0.34
------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.47)    $ (0.48)     $ (0.49)     $ (0.47)    $ (0.50)
   Net realized gain                                              --          --        (0.07)       (0.47)      (0.39)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.47)    $ (0.48)     $ (0.56)     $ (0.94)    $ (0.89)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.48)    $  0.41      $  0.15      $ (1.31)    $ (0.55)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 10.61     $ 11.09      $ 10.68      $ 10.53     $ 11.84
========================================================================================================================
Total return (b)                                               (0.14)%      8.50%(c)     7.11%(d)    (3.36)%      2.82%
Ratio of net expenses to average net assets                     1.50%       1.56%        1.49%        1.51%       1.49%
Ratio of net investment income (loss) to average net assets     4.48%       4.39%        4.76%        4.16%       3.99%
Portfolio turnover rate                                           45%         39%          41%          32%         28%
Net assets, end of period (in thousands)                     $18,405     $24,366      $29,721      $36,931     $51,146
========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 53

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year          Year         Year         Year
                                                             Ended        Ended         Ended        Ended        Ended
                                                             10/31/18     10/31/17      10/31/16*    10/31/15*    10/31/14*
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.81     $   9.44      $   9.34     $  10.55     $  11.08
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.50(a)  $   0.49(a)   $   0.49(a)  $   0.47(a)  $   0.50
   Net realized and unrealized gain (loss) on investments       (0.45)        0.37          0.18        (0.73)       (0.12)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.05     $   0.86      $   0.67     $  (0.26)    $   0.38
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.48)    $  (0.49)     $  (0.50)    $  (0.48)    $  (0.52)
   Net realized gain                                               --           --         (0.07)       (0.47)       (0.39)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.48)    $  (0.49)     $  (0.57)    $  (0.95)    $  (0.91)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.43)    $   0.37      $   0.10     $  (1.21)    $  (0.53)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.38     $   9.81      $   9.44     $   9.34     $  10.55
===========================================================================================================================
Total return (b)                                                 0.51%        9.34%(c)      7.62%       (2.69)%       3.55%
Ratio of net expenses to average net assets                      0.85%        0.87%         0.87%        0.88%        0.84%
Ratio of net investment income (loss) to average net assets      5.15%        5.08%         5.39%        4.77%        4.64%
Portfolio turnover rate                                            45%          39%           41%          32%          28%
Net assets, end of period (in thousands)                     $205,543     $229,866      $230,343     $264,761     $254,504
===========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Annual Report | 10/31/18

Notes to Financial Statements | 10/31/18

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the "Fund") is a Delaware statutory fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class K and Class T shares had not commenced operations as of October 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Fund of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                           Pioneer High Yield Fund | Annual Report | 10/31/18 55
and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

56 Pioneer High Yield Fund | Annual Report | 10/31/18

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Repurchase agreements are valued at par. Cash may included overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event

                           Pioneer High Yield Fund | Annual Report | 10/31/18 57 might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At October 31, 2018, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.19% of net assets. The value of these fair valued securities was $1,568,530.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference

58 Pioneer High Yield Fund | Annual Report | 10/31/18 between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2018, the Trust was permitted to carry forward $7,980,147 of short-term capital losses and $18,531,059 of long-term capital losses without limitation. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     During the year ended October 31, 2018, a capital loss carryforward of $7,220,551 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

     ---------------------------------------------------------------------------
                                                           2018            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $41,385,763     $48,446,624
     ---------------------------------------------------------------------------
        Total                                       $41,385,763     $48,446,624
     ===========================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/18 59

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,265,983
     Capital loss carryforward                                      (26,511,206)
     Dividend payable                                                  (272,071)
     Net unrealized depreciation                                    (15,643,375)
     ---------------------------------------------------------------------------
        Total                                                      $(39,160,669)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds and preferred stocks.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,751 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

60 Pioneer High Yield Fund | Annual Report | 10/31/18

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many

                           Pioneer High Yield Fund | Annual Report | 10/31/18 61 beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized

62 Pioneer High Yield Fund | Annual Report | 10/31/18 instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

     Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

     Open repurchase agreements as of October 31, 2018 are disclosed in the Fund's Schedule of Investments.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 63

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

     The average market value of contracts open during the year ended October 31, 2018, was $ (24,446,670). Open futures contracts outstanding at October 31, 2018 are listed in the Schedule of Investments.

K.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

64 Pioneer High Yield Fund | Annual Report | 10/31/18

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 65

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2018, is recorded as "Swap collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the year ended October 31, 2018 was $1,186,466. Open credit default swap contracts at October 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.68% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $73,231 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

66 Pioneer High Yield Fund | Annual Report | 10/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 83,317
Class C                                                                   23,848
Class R                                                                    1,753
Class Y                                                                   13,773
--------------------------------------------------------------------------------
  Total                                                                 $122,691
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $68,579 in distribution fees payable to the Distributor at October 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares

                           Pioneer High Yield Fund | Annual Report | 10/31/18 67
within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2018, CDSCs in the amount of $3,478 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018 the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2018, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could

68 Pioneer High Yield Fund | Annual Report | 10/31/18 result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2018.

-----------------------------------------------------------------------------------------------
                 Derivative
                 Assets
                 Subject to        Derivatives      Non-Cash     Cash           Net Amount
                 Master Netting    Available        Collateral   Collateral     of Derivative
Counterparty     Agreement         for Offset       Received (a) Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------
Goldman Sachs
 International   $319,122          $ --             $ --         $ --           $319,122
-----------------------------------------------------------------------------------------------
 Total           $319,122          $ --             $ --         $ --           $319,122
===============================================================================================

-----------------------------------------------------------------------------------------------
                 Derivative
                 Liabilities
                 Subject to        Derivatives      Non-Cash      Cash          Net Amount
                 Master Netting    Available        Collateral    Collateral    of Derivative
Counterparty     Agreement         for Offset       Pledged (a)   Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------
Goldman Sachs
 International   $ --              $ --             $ --          $ --          $ --
-----------------------------------------------------------------------------------------------
 Total           $ --              $ --             $ --          $ --          $ --
===============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 69

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                        Foreign
                               Interest    Credit       Exchange    Equity         Commodity
                               Rate Risk   Risk         Rate Risk   Risk           Risk
--------------------------------------------------------------------------------------------
Assets
Net unrealized appreciation
 on futures contracts          $  --       $      --    $  --       $ 1,212,960    $  --
Swap contracts, at value          --         792,231       --                --       --
--------------------------------------------------------------------------------------------
 Total Value                   $  --       $ 792,231    $  --       $ 1,212,960    $  --
============================================================================================

70 Pioneer High Yield Fund | Annual Report | 10/31/18

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018 was as follows:

--------------------------------------------------------------------------------------------
Statement of Operations
                                                        Foreign
                               Interest    Credit       Exchange    Equity         Commodity
                               Rate Risk   Risk         Rate Risk   Risk           Risk
--------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Futures contracts             $  --       $      --    $  --       $(3,994,282)   $  --
 Swap contracts                   --         735,838       --                --       --
--------------------------------------------------------------------------------------------
 Total Value                   $  --       $ 735,838    $  --       $(3,994,282)   $  --
============================================================================================
Change in net unrealized
 appreciation
 (depreciation) on:
 Futures contracts             $  --       $      --    $  --       $ 2,392,978    $  --
 Swap contracts                   --        (219,039)      --                --       --
--------------------------------------------------------------------------------------------
 Total Value                   $  --       $(219,039)   $  --       $ 2,392,978    $  --
============================================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/18 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer High Yield Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the schedule of investments, as of October 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

72 Pioneer High Yield Fund | Annual Report | 10/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

                           Pioneer High Yield Fund | Annual Report | 10/31/18 73

Additional Information

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 77.29%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

74 Pioneer High Yield Fund | Annual Report | 10/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 75

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Yield Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

76 Pioneer High Yield Fund | Annual Report | 10/31/18 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 77

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the resource commitment necessary to manage a high yield fund that invests more significantly in convertible securities than a traditional high yield fund. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the

78 Pioneer High Yield Fund | Annual Report | 10/31/18 extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The

                           Pioneer High Yield Fund | Annual Report | 10/31/18 79

Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

80 Pioneer High Yield Fund | Annual Report | 10/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 81

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2006.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2005.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------


82 Pioneer High Yield Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 1998.   Founding Director, Vice-President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 1998.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/18 83

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

84 Pioneer High Yield Fund | Annual Report | 10/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2010. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2008. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 1998. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2002. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/18 85

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2006. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

86 Pioneer High Yield Fund | Annual Report | 10/31/18

                          This page is for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 87

                          This page is for your notes.

88 Pioneer High Yield Fund | Annual Report | 10/31/18

                          This page is for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 89

                          This page is for your notes.

90 Pioneer High Yield Fund | Annual Report | 10/31/18

                          This page is for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/18 91

                          This page is for your notes.

92 Pioneer High Yield Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO] Amundi Pioneer
       ==============
     ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com


Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19441-12-1218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $45,000 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $35,000 payable
for the year ended October 31, 2017.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $10,115
payable to Ernst & Young LLP for the year ended
October 31, 2018 and $10,115
for the year ended October 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2018 and 2017, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $10,115 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $10,115 for the year ended
October 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2018

* Print the name and title of each signing officer under his or her signature.